                                                                EXHIBIT 10.14(a)

                                  LEASE SUMMARY

                          WHEELING CORRUGATING COMPANY
                                  Gary, Indiana

Lessor:                     Great Lakes Industrial Partners, L.P.
                            c/o CenterPoint Properties
                            1808 Swift Drive
                            Oak Brook, IL 60523-1501

Lessee:                     Wheeling-Pittsburgh Steel Corporation
                            1134 Market Street
                            Wheeling, WV 26003

Location:                   201 Mississippi Street
                            Gary, IN

Premises:                   Approximately 108,000 square feet in Bays 1, 7,
                            East portion of 5, 8 and 9, and currently signing an "Amendment Sixth" to terminate Bays
                            10, A B &C, and extend the lease term to expire on Sept. 30, 2004 on the remaining bays.
                            Rent reduction of 40%
                            Space reduction of 53%

Purpose:                    Manufacturing plant

Date of initial Lease:      December 17, 1990 (Bay 1 only)

Date of current
Amendment:                  10/1/01

Term: October 1, 2000 to September 30, 2001 (Bays 7, 589E, and 10A, B and C) currently signing an "amendment Sixth" to terminate Bays 10, A B &C, and extend the lease term to expire on Sept. 30, 2004 on the remaining bays.
                            Rent reduction of 40%
                            Space reduction of 53%
                            October 1, 2000 to September 30, 2003 (Bay 1, consisting of 59,519 square feet) three years, eff. 10/1/01, expiring 9/30/04

Renewal: Three (3) additional periods of five (5) years each, provided Tenant gives Landlord written notice of its intent to exercise the renewal option at least twelve (12) months prior to the expiration of the term.

Base rent:                  October 1, 2001 to May 31, 2002    $41,000 per month
                            June 1, 2002 to September 30, 2002 $41,000 per month

                            Oct 1, 2002 to Sept 30, 2003       $42,800
                            Oct 1, 2003 to Sept 30, 2004       $43,700

Additional rent:            10.36% Tenant's proportionate share of real estate
                            taxes and common area charges.

Insurance:                  Tenant to maintain at its own expense Commercial
                            General Liability Insurance, Workers Compensation
                            Insurance and Contents Insurance.

Maintenance/repair:         Tenant responsible for all interior maintenance of
                            the Premises. Landlord is responsible for the basic maintenance of the roof, structural, and roads and grounds.

Utilities:                  Tenant's responsibility

Taxes/assessments:          Tenant to pay its proportionate share.

Assignment/subletting:      With express prior written consent of Landlord.

Inspection:                 Landlord may enter the Premises with notice to
                            Tenant.

Alterations:                With Landlord's prior written consent; however,
                            non-structural alterations costing less than $10,000 may be made with notice to Landlord, without written consent.

CenterPoint Properties Corporation
WCC Plant in Gary, IN
Lease Summary

-        12-17-90     ORIGINAL LEASE

                      Great Lakes Investors (Lessor)
                      Cyclops Corporation, Bowman Metal Deck Division (Lessee)
                      Bay 1 and 26 (55,218 SF)
                      Five Years 4-1-90 to 3-30-95
                      Option to extend for 2 years, 4 years, 5 years

-        11-13-95     INDUSTRIAL BUILDING LEASE

                      CenterPoint Properties Corporation (Lessor) - WPSC (Lessee)
                      Bays 10A and 10B (64,606 SF)
                      Five Years 10-1-95 to 9-30-00 Option
                      to renew for 3 period of 5 years each

-        1-25-96      AMENDMENT ONE

                      Bay 1, 10A and 10B were combined into the Industrial
                      Building Lease (11-13-95)
                      Termination of Bay 1 lease remained at 2003

-        1-25-96      TERMINATION AGREEMENT

                      Terminates the Original Lease (12-17-90)

-        9-1-96       AMENDMENT TWO

                      Added Bay 7 (6,591 SF)

-        5-1-98       AMENDMENT THREE

                      Added Bays 5(East), 8(East), 9(East)
                      Total Area became 172,874 SF

-        8-16-99      AMENDMENT FOUR

                      Added Bay 10C
                      Total Area became 200,666 SF

-        9-30-00      AMENDMENT FIVE

                      Extended termination date on Bays 5(East), 7, 8(East), 9(East), 10A,
                      10B, 10C for 1 year, effective 10-1-00 and expiring 9-30-01
                      Term of Bay 1 expires 9-30-03
                      All other terms and conditions of the Lease as amended shall remain

-        10-1-01      AMENDMENT SIX

                      Terminated Bays 10A, 10B, IOC
                      Retained Bays 1, 5(East), 7, 8(East), 9(East)
                      Extended term of lease on Bays 1, 5(East), 7, 8(East), 9(East) for
                      3 years, effective 10-1-01 and expiring 9-30-04

                            SIXTH AMENDMENT TO LEASE

      THIS SIXTH AMENDMENT TO LEASE ("Sixth Amendment") is dated as of October 1, 2001 by and between GREAT INDUSTRIAL PARTNERS, L.P., an Indiana limited partnership ("Landlord") and WHEELING-PITTSBURGH STEEL CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS

      A. CenterPoint Properties Corporation, a Maryland corporation ("Original Landlord") and Tenant have entered into that certain Industrial Building Lease dated November 13, 1995 as amended by that certain Amendment to Lease dated January 25, 1996, that certain Second Amendment to Lease dated September 1, 1996, that certain Third Amendment to Lease dated as of May 1, 1998 that certain Fourth Amendment to Lease dated as of August 16, 1999 and that certain Fifth Amendment to Lease dated September 30, 2000 (collectively referred to herein as the "Lease") for certain premises commonly known as Bays 1, 5 East 7, 8 East, 9 East, 10A, 10B and 10C ("Original Premises") in Great Lakes Industrial Center in Gary, Indiana ("Project") as more particularly described in the Lease.

      B. Landlord is the successor to Original Landlord's interest in the Lease.

      C. The Term of the Lease expires on September 30, 2001. Tenant has requested, and Landlord has agreed, that the Term of the Lease shall be extended for a period of three (3) years for part of the Original Premises as set forth herein.

      NOW, THEREFORE, in consideration of TEN AND NO/00 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Recitals. The Recitals are incorporated into this Section 1 as if fully set forth herein.

      2. Definitions. All terms used herein, unless otherwise specified, shall have the meaning ascribed to them in the Lease.

      3. Premises. Effective as of October 1, 2001, Tenant shall surrender Bays 10A, 10B and 10C to Landlord in the manner for surrender of Premises as set forth in the Lease and the "Premises" shall be deemed to mean Bays 1, 5 East, 7, 8 East, 9 East.

      4. Extension of Term. The Term of the Lease is hereby extended through and including September 30, 2004 and all terms and conditions of the Lease, as amended hereby, shall remain in full force and effect through that date. All references in the Lease to a Termination Date shall be deemed to mean September 30, 2004. Landlord shall accept the Premises in their current "as is" condition and Landlord shall have no obligation to improve or alter the Premises.

      5. Base Rent. The Base Rent schedule under the Lease is hereby amended to include the following:

--------------------------------------------------------------------------------
           PERIOD                      ANNUAL BASE RENT        MONTHLY BASE RENT
--------------------------------------------------------------------------------
October 1, 2001-May 31, 2002              $492,000.00             $41,000.00
--------------------------------------------------------------------------------
June 1, 2002-September 30, 2002           $495,039.12             $41,253.26
--------------------------------------------------------------------------------
October 1, 2002-September 30, 2003        $513,600.00             $42,800.00
--------------------------------------------------------------------------------
October 1, 2003-September 30, 2004        $524,400.00             $43,700.00
--------------------------------------------------------------------------------

      6. Tenant's Proportionate Share. Effective as of October 1, 2001, Tenant's Proportion shall be 10.36% and Tenant's estimated monthly deposits shall be as follows:

                          Taxes           $ 6,340.40
                          Insurance:      $   634.04
                          Expenses:       $ 8,967.17
                                          ----------
                          Total:          $15,941.61

      Tenant's estimated monthly deposits are subject to change in the manner set forth in the Lease.

      7. No Other Modification, No Default. Except as set forth herein, the Lease remains unmodified and in full force and effect. Tenant acknowledges that Landlord is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Lease. Except for the obligations of Landlord hereunder, Landlord has performed all of its obligations to Tenant under the Lease. Landlord acknowledges that Tenant is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Lease. Except for the obligations of Tenant hereunder, Tenant has performed all of its obligations to Landlord under the Lease.

      8. Successors and Assigns. This Sixth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      9. Modification. This Sixth Amendment may not be modified or amended except by written agreement executed by the parties hereto.

      10. Counterparts. This Sixth Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      11. Severability. Landlord and Tenant intend and believe that each provision in this Sixth Amendment comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Sixth Amendment is found by a court of law to be in violation of any applicable ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision to be illegal, void or unenforceable as written, then such provision shall be given force to the fullest possible extent that the same is legal, valid and enforceable and the remainder of this Agreement shall be construed as if such provision was not contained therein.

      12. Construction. The heading of this Sixth Amendment are for convenience only and shall not define or limit the provisions hereof. Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders. In the event of a conflict between the terms and conditions of the Lease and the terms and conditions of this Sixth Amendment, the terms and conditions of this Sixth Amendment shall prevail.

      13. No Third Party Beneficiaries. This Sixth Amendment shall inure to the sole benefit of the parties hereto. Nothing contained herein shall create, or be construed to create, any right in any person not a party to this Sixth Amendment.

      14. Legal Review. The parties hereto acknowledge that they have been advised by legal counsel of their choice in connection with the interpretation, negotiation, drafting and effect of this Sixth Amendment and they are satisfied with such legal counsel and the advice which they have received.

      15. Facsimile Signatures. The parties hereto agree that the use of facsimile signatures for the negotiation and execution of this Sixth Amendment shall be legal and binding and shall have the same full force and effect as if originally signed.

      16. No Commissions. The parties hereto acknowledge and agree that no real estate brokerage commission or finder's fee shall be payable by either party in connection this Sixth Amendment.

      17. Existing Tenant. The obligations of Landlord under this Sixth Amendment are subject to the termination of the existing tenant's lease and occupancy of the Additional Premises upon terms and conditions satisfactory to Landlord. If the Landlord shall be unable to give possession of the Additional Premises on the Effective Date for any reason the Rent reserved and covenanted to be paid herein shall not commence until the Additional Premises are available for occupancy by Tenant. No such failure to give possession on the Effective Date shall subject Landlord to any liability for failure to give possession nor shall same affect the validity of this Sixth Amendment or the obligation of the Tenant hereunder, nor shall the same be construed to extend the Term.

      IN WITNESS WHEREOF, the parties have executed this Sixth amendment to Lease as of the date set forth above.

TENANT:  WHEELING-PITTSBURGH            LANDLORD: GREAT LAKES INDUSTRIAL
STEEL CORPORATION, a Delaware           PARTNERS, L.P., an Indiana limited
corporation                             partnership

By: /s/ James E. Muldoon                By: CP Financing Trust, a Maryland
    -------------------------------     real estate investment trust,
Its: VP & Div. Pres. - WCC              its general partner
    -------------------------------

                                          By: /s/ Michael M. Mullen
                                              ----------------------------------
                                              Michael M. Mullen, Vice President

By:
    -------------------------------
Its:                                      By: /s/ R. O. Kottka
    -------------------------------           ----------------------------------
                                              Rockford O. Kottka, Vice President

                            FIFTH AMENDMENT TO LEASE

         THIS FIFTH AMENDMENT TO LEASE ("Fifth Amendment") is dated as of September 30, 2000 by and between GREAT LAKES INDUSTRIAL PARTNERS, L.P., an Indiana limited partnership ("Landlord") and WHEELING-PITTSBURGH STEEL CORPORATION, a Delaware corporation ('Tenant").

                                    RECITALS

         A. CenterPoint Properties Corporation, a Maryland corporation ("Original Landlord") and Tenant have entered into that certain Industrial Building Lease dated November 13, 1995 as amended by that certain Amendment to Lease dated January 25, 1996, that certain Second Amendment to Lease dated September 1, 1996, that certain Third Amendment to Lease dated as of May 1, 1998 and that certain Fourth Amendment to Lease dated as of, July 1, 1998 (collectively referred to herein as the "Lease") for certain premises commonly known as Bays 1, 5 East, 7, 8 East, 9 East, 10A, 10B and 10C ("Premises") in Great Lakes Industrial Center in Gary, Indiana ("Project") as more particularly described in the Lease.

         B. Landlord is the successor to Original Landlord's interest in the Lease.

         C. The Term of the Lease expires with respect to Bays 5 East, 7, 8 East, 9 East, 10A, 10B and 10C on September 30, 2000. Tenant has requested, and Landlord has agreed that the Term of the Lease with respect to the Early Termination Premises shall terminate on September 30, 2001 on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of TEN AND NO/00 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Recitals. The Recitals are incorporated into this Section 1 as if fully set forth herein.

         2. Definitions. All Terms used herein, unless otherwise specified, shall have the meaning ascribed to them in the Lease.

         3. Term and Premises. The Term of the Lease with respect to Bays 5 East, 7, 8 East, 9 East, 10A, 10B and 10C is hereby extended for the period commencing as of October 1, 2000 and continuing through and including September 30, 2001 ("Extension Term"). The Term of the Lease with respect to the Bay 1 shall remain unchanged and shall terminate as of September 30, 2003. All terms and conditions of the Lease, as amended hereby, shall remain in full force and effect through the Extension Term.

         4. Base Rent. The Base Rent schedule under the Lease is hereby amended as follows:

-------------------------------------------------------------------------------
            PERIOD                  ANNUAL BASE RENT          MONTHLY BASE RENT
-------------------------------------------------------------------------------
October 1, 2000-May 31, 2001           $918,789.72                $76,565.81
-------------------------------------------------------------------------------
June 1, 2001-September 30, 2001        $927,717.00                $77,309.75
-------------------------------------------------------------------------------
October 1, 2001-May 31, 2002           $300,890.16                $25,074.18
-------------------------------------------------------------------------------
June 1, 2002-September 30, 2003        $309,916.92                $25,826.41
-------------------------------------------------------------------------------

         5. Landlord's Work. Subject to the terms and conditions of this Paragraph 5, Landlord shall install one (1) new reconditioned crane in Bay 1 and shall install additional lighting in Bay 1 as agreed upon by Landlord and Tenant ("Landlord's Work") at Landlord's sole cost and expense. Landlord shall obtain a one (1) year warranty for the crane from the crane vendor. Landlord shall order the crane and commence Landlord's Work upon approval of the City of Gary, Indiana ("City") and shall pursue completion thereof thereafter with reasonable diligence, subject to other acts, omissions or requests of Tenant, delays occasioned by the vendor of the crane and matters beyond Landlord's reasonable control ("Delays"). Tenant shall grant Landlord such access to the Premises as shall be necessary for the completion of Landlord's Work. Landlord shall use reasonable efforts to minimize any interference with the operation of Tenant's business in the Premises during the pendency of Landlord's Work.

         6. Tenant's Proportion. Commencing on October 1, 2000 and continuing through and including September 30, 2001, Tenant's Proportion with respect to Bays 1, 5 East, 7, 8 East, 9 East, 10A, 10B and 10C shall be 19.2%. Provided Tenant surrenders Bays 5 East, 7, 8 East, 9 East, 10A, 10B and 10C on September 30, 2001, then, commencing on October 1, 2001, Tenant's Proportion with respect to Bay 1 shall be 5.65%.

         7. No Other Modification, No Default. Except as set forth herein, the Lease remains unmodified and in full force and effect. Tenant acknowledges that Landlord is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Lease. Except for the obligations of Landlord hereunder, Landlord has performed all of its obligations to Tenant under the Lease. Landlord acknowledges that Tenant is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Lease. Except for the obligations of Tenant hereunder, Tenant has performed all of its obligations to Landlord under the Lease.

         8. Successors and Assigns. This Fifth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         9. Modification. This Fifth Amendment may not be modified or amended except by written agreement executed by the parties hereto.

         10. Counterparts. This Fifth Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11. Severability. Landlord and Tenant intend and believe that each provision in this Fifth Amendment comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Fifth Amendment is found by a court of law to be in violation of any applicable ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision to be illegal, void or unenforceable as written, then such provision shall be given force to the fullest possible extent that the same is legal, valid and enforceable and the remainder of this Agreement shall be construed as if such provision was not contained therein.

         12. Construction. The headings of this Fifth Amendment are for convenience only and shall not define or limit the provisions hereof. Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders. In the event of a conflict between the terms and conditions of the Lease and the terms and conditions of this Fifth Amendment, the terms and conditions of this Fifth Amendment shall prevail.

         13. No Third Party Beneficiaries. This Fifth Amendment shall inure to the sole benefit of the parties hereto. Nothing contained herein shall create, or be construed to create, any right in any person not a party to this Fifth Amendment.

         14. Legal Review. The parties hereto acknowledge that they have been advised by legal counsel of their choice in connection with the interpretation, negotiation, drafting and effect of this Fifth Amendment and they are satisfied with such legal counsel and the advice which they have received.

         15. Facsimile Signatures. The parties hereto agree that the use of facsimile signatures for the negotiation and execution of this Fifth Amendment shall be legal and binding and shall have the same full force and effect as if originally signed.

         16. No Commissions. The parties hereto acknowledge and agree that no real estate brokerage commission or finder's fee shall be payable by either party in connection this Fifth Amendment.

         IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Lease as of the date set forth above.

TENANT: WHEELING-PITTSBURGH STEEL      LANDLORD: GREAT LAKES INDUSTRIAL
CORPORATION, a Delaware corporation    PARTNERS, L.P., an Indiana limited
                                       partnership

                                       By: CP Financing Trust, a Maryland real
                                       estate investment trust, its general
                                       partner

By: /s/ James E. Muldoon               By: /s/ Paul T. Ahern
    --------------------------------       -------------------------------------
Its: President, Wheeling Corrugating   Its: Chief Investment Officer
     Co. Div.

By:_________________________________   By: /s/ Michael A. Tortorici
                                           -------------------------------------
Its:________________________________   Its: Vice President Controller
                                           -------------------------------------

                            FOURTH AMENDMENT TO LEASE

         THIS FOURTH AMENDMENT TO LEASE ("Fourth Amendment') is dated as of August 16, 1999 by and between GREAT LAKES INDUSTRIAL PARTNERS, L.P., an Indiana Limited partnership ("Landlord") and WHEELING-PITTSBURGH STEEL CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS

         A. CenterPoint Properties Corporation, a Maryland corporation ("Original Landlord") and Tenant have entered into that certain Industrial Building Lease dated November 13, 1995 as amended by that certain Amendment to Lease dated January 25, 1996, that certain Second Amendment to Lease dated September 1, 1996 and that certain Third Amendment to Lease dated as of May 1, 1998 (collectively referred to herein as the "Lease") for certain premises commonly known as Bays 1, 5 East, 7, 8 East, 9 East, 10A and 10B ("Original Premises") in Great Lakes Industrial Center in Gary, Indiana ("Project") as more particularly described in the Lease.

         B. Landlord is the successor to Original Landlord's interest in the Lease.

         C. Tenant has requested and Landlord has agreed to lease to Tenant certain additional premises in the Building commonly known as Bay 10C ("Additional Premises") as depicted in Exhibit A attached hereto on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of TEN AND NO/00 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Recitals. The Recitals are incorporated into this Section 1 as fully set forth herein.

         2. Definitions. All terms used herein, unless otherwise specified, shall have the meaning ascribed to them in the Lease.

         3. Additional Premises. Effective as of August 16, 1999 ("Effective Date"), Tenant shall lease the Additional Premises from landlord and Landlord shall lease the Additional Premises to tenant. As used in the Lease, the term "Premises" shall be deemed to include the Original Premise; and the Additional Premises. Except as set forth to the contrary herein, all terms and conditions of the Least shall be deemed to include and apply to the Additional Premises. As of the Effective Date, the total area of the Premises shall be deemed to be 200,666 square feet.

         4. Base Rent. The Base Rent schedule under the Lease is hereby amended to add Base Rent for the Additional Premises as follows:

                  ADDITIONAL PREMISES

                                          Annual     Monthly
             Period                     Base Rent,  Base Rent
             ------                    -----------  ----------
August 16, 1999 - September 30, 2000   $98,661.60   $8,221.80

         5. Tenant's Proportion: As of the Effective Date, Tenant's Proportion under the Lease is hereby amended to be 19.20%.

         6. Security Deposit. As of the Effective Date, the Security Deposit shall be equal to one Monthly Base Rent payment with respect to the entire Premises.

         7. Monthly Rent Adjustment Deposits. As of the Effective Date, Tenant's monthly Rent Adjustment Deposit for the entire Premises, including the Additional Premises, shall be as follows:

Monthly Expense Deposit:                                    $14,364.00
Monthly Tax Deposit:                                        $ 9,156 00
                                                            ----------
Total Monthly Rent Adjustment Deposit:                      $23,520.00

                  Tenant's monthly Rent Adjustment Deposit shall be subject to adjustment as provided in the Lease.

         8.       Landlord's Work.

                  a. Landlord's Construction Obligation. Subject to the terms and conditions of this Paragraph 8, Landlord shall construct or cause to be constructed in the Additional Premises the improvements described on Exhibit B ("Landlord's Work"), at Landlord's sole cost and expense. Landlord agrees that Landlord's Work shall be performed in a good and workmanlike manner and in substantial compliance with applicable building codes and ordinances.

                  b. Completion. Landlord shall proceed with the construction of the Landlord's Work upon approval of the City of Gary, Indiana ("City") and shall pursue completion thereof thereafter with reasonable diligence, subject to the acts, omissions or requests of Tenant and matters beyond Landlord's reasonable control ("Delays"). Landlord shall use its best efforts to obtain the approval of the City as soon as practicable after the execution of this Fourth Amendment. Tenant acknowledges that Landlord's Work shall not be complete prior to the Effective Date. Tenant shall grant Landlord such access to the Premises as shall be necessary for the completion of landlord's Work and the repair of any punch list items (as set forth below). Landlord shall use reasonable efforts to minimize any interference with the operation of Tenant's business in the Premises during in the pendency of Landlord's Work. In the event Landlord fails to pursue the completion of Landlord's Work with reasonable diligence, subject to Delays, and such failure to complete Landlord's Work materially and adversely affects Tenant's ability to conduct its business in the Additional Premises, and Tenant is not in default under the terms of the Lease, Tenant may elect to terminate the Lease with respect to the Additional Premises only upon written notice to Landlord. In the event Landlord fails to complete Landlord's Work within thirty (30) days after receipt of such notice, subject to the extension of such thirty
         (30) day period by the period of any Delays, the Lease shall terminate with respect to the Additional Premises only on the last day of said period, as extended. No right of Tenant to terminate the Lease with respect to the Additional Premises shall be deemed to grant to Tenant any right to terminate the Lease with respect to the Original Premises. Tenant may not terminate the Lease as set forth above for any delays in the installation the cranes provided Landlord is pursuing the installation of the cranes with reasonable diligence. Landlord shall use reasonable efforts to minimize the interference with the operation of Tenant's business in the Premises during the pendency of the installation of the cranes.

                  c. Punch list. Within ten (10) business days after substantial completion of Landlord's Work, Landlord and Tenant shall conduct an inspection of the Additional Premises, and work in good faith to jointly prepare a punch list of any portion of Landlord's Work which is not complete or has not been completed correctly. Any items not on such punch list shall be deemed accepted by Tenant except for latent defects not readily apparent during an inspection.

         Landlord shall complete all punch list items with reasonable diligence, subject to extension due to any Delays.

         9. No Other Modification, No Default. Except as set forth herein, the Lease remains unmodified and in full force and effect. Tenant acknowledges that Landlord is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Lease. Except for the obligations of Landlord hereunder, Landlord has performed all of its Obligations to Tenant under the Lease. Landlord acknowledges that Tenant is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Lease. Except for the obligations of Tenant hereunder, Tenant has performed all of its obligations to Landlord under the Lease.

         10. Successors and Assigns. This Fourth Amendment shall be building upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         11. Modification. This Fourth Amendment may not be modified, or amended except by written agreement executed by the parties hereto.

         12. Counterparts. This Fourth Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. Severability. Landlord and Tenant intend and believe that each provision in this Fourth Amendment comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Fourth Amendment is found by a court of law to be in violation of any applicable ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision to be illegal, void or unenforceable as written, then such provision shall be given force to the fullest possible extent that the same is legal, valid and enforceable and the remainder of this Agreement shall be construed as if such provision was not contained therein.

         14. Construction. The headings of this Fourth Amendment are for convenience only and shall not define or limit the provisions hereof. Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders. In the event of a conflict between the terms and conditions of the Lease and the terms and conditions of this Fourth Amendment, the terms and conditions of this Fourth Amendment shall prevail.

         15. No Third Party Beneficiaries. This Fourth Amendment shall inure to the sole benefit of the parties hereto. Nothing contained herein shall create, or be construed to create, any right in any person not a party to this Fourth Amendment.

         16. Legal Review. The parties hereto acknowledge that they have been advised by legal counsel of their choice in connection with the interpretation, negotiation, drafting and effect of this Fourth Amendment and they are satisfied with such legal counsel and the advice which they have received.

         17. Facsimile Signatures. The parties hereto agree that the use of facsimile signatures for the negotiation and execution of this Fourth Amendment shall be legal and binding and shall have the same full force and effect as if originally signed.

         18. No Commissions. The parties hereto acknowledge and agree that no real estate brokerage commission or finder's fee shall be payable by either party in connection this Fourth Amendment.

         19. Existing Tenant. The obligations of Landlord under this Fourth Amendment are subject to the termination of the existing tenant's lease and occupancy of the Additional Premises upon terms and conditions satisfactory to Landlord. If the Landlord shall be unable to give possession of the Additional Premises on the Effective Date for any reason the Rent reserved and covenanted to be paid herein shall not commence until the Additional Premises are available for occupancy by Tenant. No such failure to give possession on the Effective Date shall subject Landlord to any liability for failure to give possession nor shall same affect the validity of this Fourth Amendment or the obligation of the Tenant hereunder, nor shall the same be construed to extend the Term.

         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Lease as of the date set forth above.

TENANT: WHEELING-PITTSBURGH STEEL      LANDLORD: GREAT LAKES INDUSTRIAL
CORPORATION, a Delaware                PARTNERS, L.P., an Indiana limited
corporation                            partnership

                                       By: CP Financing Trust, a Maryland real
                                       estate investment trust, its general
                                       partner

By:  /s/ J.E. Muldoon                  By:  /s/ Paul T. Ahern
     ------------------------------         ------------------------------------
Its: VP - Wheeling Corrugating Co      Its: Chief Investment Officer

By:  /s/ J.E. Muldoon                  By:  /s/ Michael A. Tortorici
     ------------------------------         ------------------------------------
Its: Vice President                    Its: Assistant Vice President, Controller

                            THIRD AMENDMENT TO LEASE

         THIS THIRD AMENDMENT TO LEASE ("Third Amendment") is dated as of May 1, 1998 by and between GREAT LAKES INDUSTRIAL PARTNERS, L.P., an Indiana limited partnership ("Landlord") and WHEELING-PITTSBURGH STEEL CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS

         A. CenterPoint Properties Corporation, a Maryland corporation ("Original Landlord") and Tenant have entered into that certain Industrial Building Lease dated November 13, 1995 as amended by that certain Amendment to Lease dated January 25, 1996 and that certain Second Amendment to Lease dated September 1, 1996 (collectively referred to herein as the "Lease") for certain premises commonly known as Bays 1, 7, 10A and 10B ("Original Premises") in Great Lakes Industrial Center in Gary, Indiana ("Project") as more particularly described in the Lease.

         B. Landlord is the successor to Original Landlord's interest in the Lease.

         C. Tenant has requested and Landlord has agreed to lease to Tenant certain additional premises in the Building commonly known as Bays 5 East, 8 East and 9 East ("Additional Premises") as depicted in Exhibit A attached hereto on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of TEN AND NO/00 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Recitals. The Recitals are incorporated into this Section 1 as if fully set forth herein.

         2. Definitions. All terms used herein, unless otherwise specified, shall have the meaning ascribed to them in the Lease.

         3. Additional Premises. Effective as of May 1, 1998 ("Effective Date"), Tenant shall lease the Additional Premises from Landlord and Landlord shall lease the Additional Premises to tenant. As used in the Lease, the term "Premises" shall be deemed to include the Original Premises and the Additional Premises. Except as set forth to the contrary herein, all terms and conditions of the Lease shall be deemed to include and apply to the Additional Premises. As of the Effective Date, the total area of the Premises shall be deemed to be 172,874 square feet.

         4. Base Rent. The Base Rent schedule under the Lease is hereby amended to add Base Rent for the Additional Premises as follows:

         ADDITIONAL PREMISES

                                                 Annual             Monthly
              Period                            Base Rent          Base Rent
              ------                            ---------          ---------
May 1, 1998 - September 30, 1998              $147,553.00         $12,296.08
October 1, 1998 - September 30, 1999          $151,094.27         $12,591.19
October 1, 1999 - September 30, 2000          $154,720.53         $12,893.38

         5. Tenant's Proportion: As of the Effective Date, Tenant's Proportion under the Lease is hereby amended to be 16.54%.

         6. Security Deposit. As of the Effective Date, the Security Deposit shall be equal to one Monthly Base Rent payment with respect to the entire Premises.

         7. Monthly Rent Adjustment Deposits. As of the Effective Date, Tenant's monthly Rent Adjustment Deposit for the entire Premises, including the Additional Premises, shall be as follows:

Monthly Expense Deposit:                                      $10,732.70
Monthly Tax Deposit:                                          $13.641.96
                                                              ----------
Total Monthly Rent Adjustment Deposit:                        $24,374.66

                  Tenant's monthly Rent Adjustment Deposit shall be subject to adjustment as provided in the Lease.

         8.       Landlord's Work.

                  a. Landlord's Construction Obligation. Subject to the terms and conditions of this Paragraph 8, Landlord shall construct or cause to be constructed in the Additional Premises the improvements described on Exhibit B ("Landlord's Work"), at Landlord's sole cost and expense. Landlord agrees that Landlord's Work shall be performed in a good and workmanlike manner and in substantial compliance with applicable building codes and ordinances.

                  b. Completion. Landlord shall proceed with the construction of the Landlord's Work upon approval of the City of Gary, Indiana ("City") and shall pursue completion thereof thereafter with reasonable diligence, subject to the acts, omissions or requests of Tenant and matters beyond Landlord's reasonable control ("Delays"). Landlord shall use its best efforts to obtain the approval of the City as soon as practicable after the execution of this Third Amendment. Tenant acknowledges that Landlord's Work shall not be complete prior to the Effective Date. Tenant shall grant Landlord such access to the Premises as shall be necessary for the completion of Landlord's Work and the repair of any punchlist items (as set forth below). Landlord shall use reasonable efforts to minimize any interference with the operation of Tenant's business in the Premises during the pendency of Landlord's Work. In the event Landlord fails to pursue the completion of Landlord's Work with reasonable diligence, subject to Delays, and such failure to complete Landlord's Work materially and adversely affects Tenant's ability to conduct its business in the Additional Premises, and Tenant is not in default under the terms of the Lease, Tenant may elect to terminate the Lease with respect to the Additional Premises only upon written notice to Landlord. In the event Landlord fails to complete Landlord's Work within thirty (30) days after receipt of such notice, subject to the extension of such thirty (30) day period by the period of any Delays, the Lease shall terminate with respect to the Additional Premises only on the last day of said period, as extended. No right of Tenant to terminate the Lease with respect to the Additional Premises shall be deemed to grant to Tenant any right to terminate the Lease with respect to the Original Premises. Tenant may not terminate the Lease as set forth above for any delays in the installation the cranes provided Landlord is pursuing the Installation of the cranes with reasonable diligence. Landlord shall use reasonable efforts to minimize the interference with the operation of Tenant's business in the Premises during the pendency of the installation of the cranes.

                  c. Punchlist. Within ten (10) business days after substantial completion of Landlord's Work, Landlord and Tenant shall conduct an inspection of the Additional Premises, and work in good faith to jointly prepare a punchlist of any portion of Landlord's Work which is not complete or has not been completed correctly. Any items not on such punchlist shall be deemed accepted by Tenant except for latent defects not readily apparent during an inspection. Landlord shall complete all punchlist items with reasonable diligence, subject to extension due to any Delays.

         9. Transfer Car Allowance. Landlord shall install a transfer car and tracks ("Transfer Car") in the Additional Premises at a location designated by Tenant and in accordance with the specifications attached hereto as Exhibit "C". Landlord shall pay for all costs associated with the installation of the Transfer Car ("Track Costs") up to a total cost of TWENTY-FIVE THOUSAND AND NO/100 ($25,000.00) DOLLARS ("Landlord's Track Contribution").

         In the event the Landlord reasonably estimates that the Track Costs shall exceed the sum of TWENTY-FIVE THOUSAND AND NO/100 ($25,000.00) DOLLARS, Tenant shall pay Landlord as Additional Rent, the amount of such excess ("Track Deposit") within ten (10) days after written notice from Landlord. Landlord shall have no obligation to install the Transfer Car until Tenant pays the amount of the excess to Landlord as aforesaid and, in the event Tenant does not approve or fails to pay the excess amount within said ten (10) day period, any obligation of Landlord to install the Transfer Car shall be terminated. In the event the actual Track Costs exceed the sum of Landlord's Track Contribution plus the Track Deposit, if any, Tenant shall pay such excess to Landlord within ten (10) days of demand by Landlord. The balance, if any, of the Track Deposit remaining after the amount of all Track Costs In excess of Landlord's Track Contribution have been paid in full shall be reimbursed to Tenant.

         10.      Tenant's Work Removal and Installation of Machinery.

                  a. Tenant's Work. Subject to the terms and conditions of this Paragraph 10, Tenant shall complete certain improvements to the Additional Premises and shall cause Tenant's machinery as described in Exhibit "D" ("Machinery"), to be removed from its present location in Bay 1 in the Project and installed in the Additional Premises (collectively, "Tenant's Work"). Subject to the terms and provisions of this Paragraph 10, Tenant shall proceed with the Tenant's Work upon receipt of Landlord's approval of the Plans and the Budget (as each is hereinafter defined) and shall pursue completion thereof with reasonable diligence. Tenant's Work shall be limited to improvements or alterations by Tenant to the Building and any funds provided by Landlord shall not be used by Tenant to purchase any equipment or personal property.

                  b. Plans Approval. Tenant shall cause plans and specifications ("Plans") and a Budget ("Budget") for Tenant's Work to be prepared and delivered to Landlord. The Plans and the Budget is subject to Landlord's reasonable approval, and if Landlord does not approve same, Landlord shall advise Tenant in reasonable detail of the reasons for such disapproval. Landlord shall comment on the Plans and the Budget (or any component thereof submitted to Landlord) and each revision thereof within five (5) business days after receipt of the same from Tenant. In the event that Landlord does not disapprove of the Plans or the Budget (or any component thereof submitted to Landlord) within said five (5) business days, the Plans or Budget or applicable component thereof, shall be deemed approved.

                  c. Payment. Landlord shall pay or reimburse Tenant for the costs of completing Tenant's Work in accordance with the approved Plans and Budget ("Landlord's Payment"). The cost of all work necessary to complete Tenant's Work (including, but not limited to, all labor, material and permits) in excess of the amount therefor as set forth in the approved Budget shall be the responsibility of the Tenant. Landlord may pay any amounts payable by Landlord hereunder to the contractors, subcontractors and material suppliers or to the extent Tenant has previously paid such parties, to reimburse Tenant upon the completion of any component of Tenant's Work within fifteen
         (15) days after Tenant's presentation of documentation ("Draw Documents") satisfactory to Landlord evidencing (i) the amounts due with respect to Tenant's Work, including, but not limited to a contractor's sworn statement and lien waivers covering all work performed as of the applicable disbursement date, covering all Tenant's Work for which the Tenant is requesting payment; (ii) a sworn statement from Tenant setting forth in detail all contractors and material suppliers with whom Tenant has contracted, their addresses, work or materials to be furnished, amounts of contracts, the amount budgeted for such work as set forth in the approved Budget; amounts paid to date, amounts of current payments and balances due; and (iii) a report by the architect or engineer who prepared Tenant's Plans certifying that Tenant's Work has been completed and materials are in place as indicated by the request for payment by Tenant.

                  d. Excess Amounts. In the event that in Landlord's reasonable opinion, the cost to complete the Tenant's Work exceeds the amounts set forth in the approved Budget, Landlord shall not have any obligation to disburse any funds hereunder until Tenant has paid such portion of the cost of the Tenant's Work (and provided the Draw Documents with respect thereto) so that the remaining cost of the Tenant's Work is equal to the amount set forth in the approved Budget.

                  e. Approvals. Tenant, at its sole cost and expense, shall file all necessary plans with the appropriate governmental authorities having jurisdiction over Tenant's Work. Tenant shall be responsible for obtaining all permits, authorizations and approvals necessary to perform and complete Tenant's Work. Tenant shall not commence Tenant's Work until the required permits authorizations and approvals for such work are obtained and delivered to Landlord. Landlord shall cooperate with Tenant in obtaining any such permits, authorizations or approvals.

                  f. Inspection. Landlord and its agents and their representatives shall at all times have access to the Premises for the inspection of Tenant's Work; provided, however, Landlord shall not unreasonably interfere with the performance of Tenant's Work or the operation of Tenant's business in connection with any such observations or reviews.

                  g. Liability. Tenant shall assume responsibility for the prevention of accidents to its agents and employees and shall take all reasonable safety precautions with respect to Tenant's Work and shall comply with all reasonable safety measures initiated by the Landlord and with all applicable laws, ordinances, rules, regulations and orders applicable to the Tenant's Work including those of any public authority for the safety of persons or property. Tenant shall report to Landlord any injury to any of its agents or employees and shall furnish Landlord a copy of the accident report filed with its insurance carrier promptly after its occurrence.

                  h. Completion. Upon completion of Tenant's Work, Tenant shall furnish Landlord with a copy of final waivers of lien and contractors affidavits for Tenant's Work, a detailed breakdown of the costs of Tenant's Work and evidence of payment reasonably satisfactory to Landlord, and an occupancy permit for the Additional Premises to the extent issued by the City of Gary.

                  i. Costs. In order to reimburse Landlord for Landlord's Payment, monthly Base Rent shall be increased as of the Effective Date by the amount necessary to amortize Landlord's Payment over the balance of the Lease Term at an interest rate of ten and one-half percent (10.5%) per annum, notwithstanding the fact that the Tenant's Work will not be complete on the Effective Date. In the event the full amount of Landlord's Payment is not known as of the Effective Date, Landlord shall reasonably estimate Landlord's Payment for purposes of determining the increase in Base Rent. Landlord shall, by written notice to Tenant, adjust the amount of such increase once the actual Landlord's Payment is known. Any additional amount due Landlord from any period of time prior to such adjustment due to the fact that Landlord initially underestimated Landlord's Payment shall be due and payable from Tenant to Landlord within ten (10) days after Landlord sends Tenant the notice of the adjustment. In the event the Lease is terminated prior to the Termination Date set forth in the Lease for any reason, the unamortized portion of Landlord's Payment allocable to the balance of the Lease Term shall be immediately due and payable in full.

                  By way of example only, assume Landlord's estimate of Landlord's Payment is $300,000.00. Tenant's monthly payments of Base Rent would be increased on the Effective Date by the amount of $18,086.27. Then assume that Landlord's Payment of $310,000.00 and Is determined two months after the Effective Date. Tenant's monthly payments of Base Rent would then be $18,689.14 and Tenant, within ten
         (10) days after Landlord's notice, Tenant would make a single payment of $1,205.74 which would equal the difference between $36,172.54 (the amount paid during such two month period) and $37,378.28 (the amount owed for such two month period).

         11. Storage of Coils. Landlord shall permit Tenant to store coils and finished products ("Products") in an area designated by Landlord on the north side of the Building ("Storage Area") and the amount to be paid to Landlord in connection with such storage is included in the amounts of Base Rent set forth above. Landlord shall have the right to establish reasonable rules and regulations relative to such storage from time to time during the Lease Term. The Products shall be deemed to be part of Tenant's Equipment and the Storage Area shall be deemed to be part of the Premises as the same are defined in the Lease. Tenant's right to use the Storage Area shall be subject to all applicable laws, ordinances, rules and regulations. Landlord reserves the right to relocate the Storage Area to an area reasonably acceptable to Tenant at any time.

         12. No Other Modification, No Default. Except as set forth herein, the Lease remains unmodified and in full force and effect. Tenant acknowledges that Landlord is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Lease. Except for the obligations of Landlord hereunder, Landlord has performed all of its obligations to Tenant under the Lease. Landlord acknowledges that Tenant is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Lease. Except for the obligations of Tenant hereunder, Tenant has performed all of its obligations to Landlord under the Lease.

         13. Successors and Assigns. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         14. Modification. This Third Amendment may not be modified or amended except by written agreement executed by the parties hereto.

         15. Interpretation. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Lease, the terms and conditions of this Third Amendment shall prevail.

         16. Counterparts. This Third Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         17. Severability. Landlord and Tenant intend and believe that each provision in this Third Amendment comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Third Amendment is found by a court of law to be in violation of any applicable ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision to be illegal, void or unenforceable as written, then such provision shall be given force to the fullest possible extent that the same is legal, valid and enforceable and the remainder of this Agreement shall be construed as if such provision was not contained therein.

         IN WITNESS WHEREOF, the parties have executed this Third Amendment to Lease as of the date set forth above.

TENANT: WHEELING-PITTSBURGH STEEL      LANDLORD: GREAT LAKES INDUSTRIAL
CORPORATION, a Delaware                PARTNERS, L.P., an Indiana limited
corporation                            partnership

                                       By: CP Financing Trust, a Maryland real
                                       estate investment trust, its general
                                       partner

By:  /s/ J.E. Muldoon                  By:  /s/ Paul T. Ahern
     -----------------------------          ------------------------------------
Its: VP - Whlg. Corrug. Co             Its: Chief Investment Officer

By:_______________________________     By:  /s/ Michael A. Tortorici
                                            ------------------------------------
Its:______________________________     Its: Reigional Controller, Assist,
                                            Secretary

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE ("Second Amendment") is dated as of September 1, 1996 by and between CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation ("Landlord") and WHEELING-PITTSBURGH STEEL CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS

         A. Landlord and Tenant have entered into that certain Industrial Building Lease dated November 13, 1995 as amended by that certain Amendment to Lease dated January 26, 1996 (collectively referred to herein as the "Lease") for certain premises commonly known as Bays 1 ("Bay 1"), 10A and 10B in Great Lakes Industrial Center in Gary, Indiana ("Project") as more particularly described in the Lease.

         B. Tenant has requested that Landlord install a washroom and locker area ("Improvements") in accordance with plans and specifications dated September 4, 1996 ("Plans") prepared on behalf of Landlord and approved by Tenant. Landlord has agreed to construct the Improvements in accordance with the Plans and to extend the Term of the Lease with respect to Bay 1 on the terms and conditions contained herein.

         C. Tenant has also requested and Landlord has agreed to lease certain premises to Tenant commonly known as Bay 7 ("Bay 7 Premises") consisting of approximately 6,591 square feet in the Project as depicted in Exhibit "A" attached hereto and made a part hereof on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of TEN AND NO/00 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Recitals. The Recitals are incorporated into this Section 1 as if fully set forth herein.

         2. Definitions. All terms used herein, unless otherwise specified, shall have the meaning ascribed to them in the Lease.

         3. Improvements. Landlord shall construct the Improvements in accordance with the Plans. Any increased cost in the construction of the Improvements as a result of changes to the Plans shall be paid by Tenant to Landlord upon demand. Tenant agrees to grant Landlord, its agents, contractors and employees such access to the Premises as may be necessary to complete the Improvements.

         4. Term and Premises. The Term of the Lease with respect to Bay 1 only is hereby extended through and including September 30, 2003. The Term of the Lease with respect to the remaining Premises (excluding Bay 1) shall terminate on September 30, 2000. As used in the Lease, the term "Premises" shall be deemed to include the Bay 7 Premises in addition to the other premises currently defined as the Premises in the Lease. The total area of the Premises shall now be 130,716 square feet. Except as set forth to the contrary herein, all terms and conditions of the Lease shall be deemed to include and apply to the Bay 7 Premises.

         5. Base Rent. The Base Rent schedule under the Lease is hereby amended as follows:

BAY 1 PREMISES

                                                    Annual            Monthly
         Period                                    Base Rent         Base Rent
         ------                                    ---------         ---------
January 1, 1996- January 31, 1997                 $243,417.96       $20,284.83
February 1, 1997-May 31, 1997                     $259,550.55       $21,629.21
June 1, 1997-May 31,     1998                     $267,337.06       $22,278.09
June 1, 1998-May 31,     1999                     $275,357.17       $22,946.43
June 1, 1999-May 31,     2000                     $283,617.89       $23,634.82
June 1, 2000-May 31,     2001                     $292,126.42       $24,343.87
June 1, 2001-May 31,     2002                     $300,890.21       $25,074.18
June 1, 2002-September 30, 2003                   $309,916.91       $25,826.41

BAY 10 PREMISES

                                                     Annual            Monthly
             Period                                 Base Rent         Base Rent
             ------                                 ---------         ---------
October 1, 1995-September 30, 1996                 $300,843.47       $25,070.29
October 1, 1996-September 30, 1997                 $308,063.71       $25,671.96
October 1, 1997-September 30, 1998                 $315,457.24       $26,288.10
October 1, 1998-September 30, 1999                 $323,028.21       $26,919.02
October 1, 1999-September 30, 2000                 $330,780.89       $27,565.07

BAY 7 PREMISES

                                                    Annual            Monthly
            Period                                 Base Rent         Base Rent
            ------                                 ---------         ---------
September 1, 1996-June 30, 1997                   $25,896.00        $2,158.00
July 1, 1997-June 30, 1998                        $26,672.88        $2,222.74
July 1, 1998-June 30, 1999                        $27,473.07        $2,289.42
July 1, 1999-June 30, 2000                        $28,297.26        $2,358.10
July 1, 2000-September 30, 2000                   $29,146.18        $2,428.85

         6. Tenant's Proportion: Tenant's Proportion under the Lease is hereby amended to be 12.44%.

         7. No Other Modification, No Default. Except as set forth herein, the Lease remains unmodified and in full force and effect. Tenant acknowledges that the Bay 10 Lease is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Lease. Landlord has performed all of its obligations to Tenant under the Lease.

         8. Successors and Assigns. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         9. Modification. This Second Amendment may not be modified or amended except by written agreement executed by the parties hereto.

         10. Interpretation. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Lease, the terms and conditions of this Second Amendment shall prevail.

         11. Counterparts. This Second Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12. Severability. Landlord and Tenant intend and believe that each provision in this Second Amendment comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Second Amendment is found by a court of law to be in violation of any applicable ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision to be illegal, void or unenforceable as written, then such provision shall be given force to the fullest possible extent that the same is legal, valid and enforceable and the remainder of this Agreement shall be construed as if such provision was not contained therein.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease as of the date set forth above.

LANDLORD:                           CENTERPOINT PROPERTIES CORPORATION, a
                                    Maryland corporation

                                    By /s/ James R. Jansen
                                       -----------------------------------------
                                       Its: Vice President
                                       Name: James R. Jansen

                                    By: /s/ Rockford O. Kottka
                                        ----------------------------------------
                                        Its: Vice President and Controller
                                        Name: Rockford O. Kottka

TENANT:                             WHEELING-PITTSBURGH STEEL CORPORATION, a
                                    Delaware corporation

                                    By: /s/ Tom Patrick
                                        ----------------------------------------
                                        Its: Vice President
                                        Name: Tom Patrick

                                    By:_________________________________________
                                       Its:_____________________________________
                                       Name:____________________________________

                               AMENDMENT TO LEASE

         This Amendment to Lease is dated as of January 25, 1996 by and between CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation ("Landlord") and WHEELING-PITTSBURGH STEEL CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS

         A. Great Lakes Investors I, an Illinois limited partnership (the "Original Landlord") and Cyclops Corporation, a Delaware corporation (the "Original Tenant") entered into that certain Lease Agreement dated as of December 17, 1990 (the "Bay 1 Lease") for certain premises commonly known as Bay 1 in Great Lakes Industrial Center in Gary, Indiana as shown in Exhibit A attached hereto (the "Bay 1 Premises").

         B. Landlord and Tenant have entered into that certain Industrial Building Lease dated November 13, 1995 (the "Bay 10 Lease") for certain premises commonly known as Bays 10A and 10B in Great Lakes Industrial Center in Gary, Indiana as more particularly described in the Bay 10 Lease.

         C. Landlord is the successor in interest to and has assumed the rights and obligations of Original Landlord and Tenant is the successor in interest to and has assumed the rights and obligations of Original Tenant under the Bay 1 Lease.

         D. All terms used herein, unless otherwise specified, shall have the meaning ascribed in the Bay 10 Lease.

         E. The Bay 1 Lease and the Bay 10 Lease contain different terms and different termination dates. Tenant desires that Bay 1 Premises be leased under the same terms and conditions and for the same term as the Bay 10 Lease. Therefore, Landlord and Tenant desire to terminate the Bay 1 Lease and include the Bay 1 Premises in the "Premises" as defined in the Bay 10 Lease upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of TEN AND NO/00 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Recitals. The Recitals are hereby incorporated into this
Section 1 as if fully set forth herein.

         2. Premises. As used in the Bay 10 Lease, the term "Premises" shall be deemed to include the Bay 1 Premises consisting of 58,855 square feet in addition to the other property currently defined as the Premises in the Bay 10 Lease consisting of 64,606 square feet making the total area of the Premises 123,461 square feet. Except as set forth to the contrary herein, all terms and conditions of the Bay 10 Lease, including, without limitation, the provisions of
Article XXXIII thereof, shall be deemed to apply to the lease of the Bay 1 Premises as well as the lease of the Bay 10 Premises.

         3. Base Rent. The Base Rent schedule under the Bay 10 Lease is hereby amended to add the following as Base Rent:

BAY 1 PREMISES

                                                      Bay 1                          Bay 1
                                                     Annual                         Monthly
            Period                                  Base Rent                      Base Rent
            ------                                  ---------                      ---------
January 1, 1996-May 31, 1997                       $243,417.96                    $20,284.83
June 1, 1997-May 31, 1998                          $250,720.50                    $20,893.38
June 1, 1998-May 31, 1999                          $258,242.12                    $21,520.18
June 1, 1999-May 31, 2000                          $265,989.38                    $22,165.78
June 1, 2000-September 30, 2000                    $273,969.06                    $22,830.76

BAY 10 PREMISES

                                                     Bay 10                         Bay 10
                                                     Annual                         Monthly
            Period                                  Base Rent                      Base Rent
            ------                                  ---------                      ---------
October 1, 1995-September 30, 1996                 $300,843.47                    $25,070.29
October 1, 1996-September 30, 1997                 $308,063.71                    $25,671.96
October 1, 1997-September 30, 1998                 $315,457.24                    $26,288.10
October 1, 1998-September 30, 1999                 $323,028.21                    $26,919.02
October 1, 1999-September 30, 2000                 $330,780.89                    $27,565.07

BOTH PREMISES

                                                     Annual                         Monthly
                                                    Base Rent                      Base Rent
                                                    ---------                      ---------
January 1, 1996-September 30, 1996                 $544,264.43                    $45,355.37
October 1, 1996-May 31, 1997                       $551,481.67                    $45,956.81
June 1, 1997-September 30, 1997                    $558,784.21                    $46,565.35
October 1, 1997-May 31, 1998                       $566,177.74                    $47,181.48
June 1, 1998-September 30, 1998                    $573,699.36                    $47,808.28
October 1, 1998-May 31, 1999                       $581,270.33                    $48,439.19
June 1, 1999-September 30, 1999                    $589,017.59                    $49,084.80
October 1, 1999-May 31, 2000                       $596,770.27                    $49,730.86
June 1, 2000-September 30, 2000                    $604,749.95                    $50,395.83

         4. Tenant's Proportion: Tenant's Proportion under the Bay 10 Lease is hereby amended to be 11.8%.

         5. Termination of Bay 1 Lease. The effectiveness of this Amendment is conditioned upon the execution and delivery of an agreement acceptable to Landlord and Tenant terminating the Bay 1 Lease.

         6. No Other Modification, No Default. Except as set forth herein, the Bay 10 Lease remains unmodified and in full force and effect. Tenant acknowledges that the Bay 10 Lease is not in default and no event has occurred which, with the passage of time or giving of notice, or both, would constitute a default under the Bay 10 Lease. Landlord has performed all of its obligations to Tenant under the Bay 10 Lease.

         7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         8. Modification. This Amendment may not be modified or amended except by written agreement executed by the parties hereto.

         9. Counterparts. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10. Severability. Landlord and Tenant intend and believe that each provision in this Amendment comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Amendment is found by a court of law to be in violation of any applicable ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision to be illegal, void or unenforceable as written, then such provision shall be given force to the fullest possible extent that the same is legal, valid and enforceable and the remainder of this Agreement shall be construed as if such provision was not contained therein.

         IN WITNESS WHEREOF, the parties have executed this Amendment to Lease as of the date set forth above.

LANDLORD:                           CENTERPOINT PROPERTIES CORPORATION,
                                    a Maryland corporation

                                    By: /s/ James R. Jansen
                                        ----------------------------------------
                                        Its:  Vice President
                                        Name: James R. Jansen

                                    By: /s/ R.O. Kottka
                                        ----------------------------------------
                                        Its:  VP / Treasurer
                                        Name: R.O. Kottka

TENANT:                             WHEELING-PITTSBURGH STEEL CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Tom Patrick
                                        ----------------------------------------
                                        Its:  Vice President
                                        Name: Tom Patrick

                                    By: /s/ John L. Sneddon
                                        ----------------------------------------
                                        Its: Director-Corporate Services & Real
                                             Estate
                                        Name: John L. Sneddon

                            INDUSTRIAL BUILDING LEASE

                                    LANDLORD:

                      CENTERPOINT PROPERTIES CORPORATION, a
                              MARYLAND CORPORATION

                                     TENANT:

                               WHEELING PITTSBURGH

                        a________________________________

                                PROPERTY ADDRESS:

                          GREAT LAKES INDUSTRIAL CENTER
                                  GARY, INDIANA

                                TABLE OF CONTENTS

                                                                                                   PAGE
                                                                                                   ----
ARTICLE I. Lease Terms..........................................................................     1
         Section 1.1.  Definitions..............................................................     1
         Section 1.2.  Significance of Basic Lease Provisions...................................     2
         Section 1.3.  Enumeration of Exhibits..................................................     2

ARTICLE II. Premises............................................................................     2
         Section 2.1.  Lease....................................................................     2

ARTICLE III. Term...............................................................................     2
         Section 3.1.  Term.....................................................................     2

ARTICLE IV. Condition of Demised Premises.......................................................     3
         Section 4.1.  Condition of Premises....................................................     3

ARTICLE V. Rent.................................................................................     3
         Section 5.1.  Base Rent................................................................     3
         Section 5.2.  Base Rent Adjustment.....................................................     3
         Section 5.3.  Interest and Late Charges on Late Payments...............................     5
         Section 5.4.  Prior Occupancy..........................................................     5
         Section 5.5.  Prior Installations......................................................     5

ARTICLE VI. Utilities...........................................................................     6
         Section 6.1.  Utilities................................................................     6

ARTICLE VII. Use................................................................................     6
         Section 7.1.  Use......................................................................     6
         Section 7.2.  Prohibited Uses..........................................................     6

ARTICLE VIII. Maintenance of Premises...........................................................     6
         Section 8.1.  Maintenance..............................................................     6
         Section 8.2.  Governmental Requirements................................................     7
         Section 8.3.  Tenant's Responsibilities................................................     7

ARTICLE IX. Tenant's Insurance..................................................................     7
         Section 9.1.  Commercial General Liability and Workers Compensation Insurance..........     7
         Section 9.2.  Policies.................................................................     7
         Section 9.3.  Adjustment...............................................................     8
         Section 9.4.  Subrogation..............................................................     8

ARTICLE X. Damage or Destruction................................................................     8
         Section 10.1.  Total Demise............................................................     8
         Section 10.2.  Partial Demise..........................................................     8

ARTICLE XI. Liens...............................................................................     9
         Section 11.1.  Lien Claims.............................................................     9
         Section 11.2.  Landlord's Right to Cure................................................     9

ARTICLE XII. Tenant Alterations.................................................................     9
         Section 12.1.  Alterations.............................................................     9
         Section 12.2.  Ownership of Alterations................................................    10
         Section 12.3.  Signs...................................................................    10

         Section 12.4.  Tenant Indemnity........................................................    10
         Section 12.5.  Environmental Impact....................................................    11

ARTICLE XIII. Condemnation......................................................................    11
         Section 13.1.  Taking: Lease to Terminate..............................................    11
         Section 13.2.  Taking: Lease to Continue...............................................    11

ARTICLE XIV. Assignment-Subletting by Tenant....................................................    11
         Section 14.1.  No Assignment, Subletting or Other Transfer.............................    11
         Section 14.2.  Operation of Law........................................................    12
         Section 14.3.  Excess Rental...........................................................    12
         Section 14.4.  Merger or Consolidation.................................................    12
         Section 14.5.  Unpermitted Transaction.................................................    12

ARTICLE XV. Annual Statements...................................................................    12
         Section 15.1.  Annual Statements.......................................................    12

ARTICLE XVI. Indemnity for Litigation...........................................................    13
         Section 16.1.  Indemnity for Litigation................................................    13

ARTICLE XVII. Estoppel Certificates.............................................................    13
         Section 17.1.  Estoppel Certificate....................................................    13

ARTICLE XVIII. Inspection of Premises...........................................................    13
         Section 18.1.  Inspections.............................................................    13
         Section 18.2.  Signs...................................................................    13

ARTICLE XIX. Fixtures...........................................................................    13
         Section 19.1.  Building Fixtures.......................................................    13
         Section 19.2.  Tenant's Equipment......................................................    14
         Section 19.3.  Removal of Tenant's Equipment...........................................    14

ARTICLE XX. Default.............................................................................    14
         Section 20.1.  Events of Default.......................................................    14
         Section 20.2.  Waivers..................................................................   15
         Section 20.3.  Bankruptcy..............................................................    15

ARTICLE XXI. Landlord's Performance of Tenant's Covenants.......................................    16
         Section 21.1.  Landlord's Performance of Tenant's Covenants............................    16

ARTICLE XXII. Exercise of Remedies..............................................................    16
         Section 22.1.  Cumulative Remedies.....................................................    16
         Section 22.2.  No Waiver...............................................................    17
         Section 22.3.  Equitable Relief........................................................    17

ARTICLE XXIII. Subordination to Mortgages.......................................................    17
         Section 23.1.  Subordination...........................................................    17
         Section 23.2.  Mortgage Protection.....................................................    17

ARTICLE XXIV. Indemnity and Waiver..............................................................    17
         Section 24.1.  Tenant's Indemnity......................................................    17
         Section 24.2.  Waiver of Claims........................................................    18

ARTICLE XXV. Surrender..........................................................................    18
         Section 25.1.  Condition...............................................................    18

         Section 25.2.  Removal of Tenant's Equipment...........................................    18
         Section 25.3.  Holdover................................................................    19

ARTICLE XXVI. Covenant of Quiet Enjoyment.......................................................    19
         Section 26.1.  Covenant of Quiet Enjoyment.............................................    19

ARTICLE XXVII. No Recording.....................................................................    19
         Section 27.1.  No Recording............................................................    19

ARTICLE XXVIII. Notices.........................................................................    19
         Section 28.1.  Notices.................................................................    19

ARTICLE XXIX. Covenants Run with Land...........................................................    19
         Section 29.1.  Covenants...............................................................    19
         Section 29.2.  Release of Landlord.....................................................    20

ARTICLE XXX. Environmental Matters..............................................................    20
         Section 30.1.  Hazardous Materials.....................................................    20
         Section 30.2.  Conduct of Tenant.......................................................    21
         Section 30.3.  Tenant's Environmental Indemnity........................................    21
         Section 30.4.  Landlord's Right to Enter Premises......................................    22

ARTICLE XXXI. Security Deposit..................................................................    22
         Section 31.1.  Security Deposit........................................................    22

ARTICLE XXXII. Miscellaneous....................................................................    23
         Section 32.1.  Captions................................................................    23
         Section 32.2.  Severability............................................................    23
         Section 32.3.  Applicable Law..........................................................    23
         Section 32.4.  Amendments in Writing...................................................    23
         Section 32.5.  Relationship of Parties.................................................    23
         Section 32.6.  Brokerage...............................................................    23
         Section 32.7.  No Accord and Satisfaction..............................................    23
         Section 32.8.  Joint Effort............................................................    23
         Section 32.9.  Waiver of Jury Trial....................................................    23
         Section 32.10.  Time...................................................................    24
         Section 32.11.  Landlord's Consent.....................................................    24
         Section 32.12.  No Partnership.........................................................    24
         Section 32.14.  Landlord's Liability...................................................    24

ARTICLE XXXIII. Renewal Option..................................................................    24
         Section 33.1.  Renewal Option..........................................................    24
         Section 33.2.  "As Is" Condition.......................................................    25
         Section 33.3.  Amendment...............................................................    25
         Section 33.4.  Termination.............................................................    25
         Section 33.5.  No Commissions..........................................................    25

ARTICLE XXXIV. Landlord's Work..................................................................    25
         Section 34.1.  Landlord's Work.........................................................    25

                                                   Property Address:
                                                   Great Lakes Industrial Center
                                                   Gary, Indiana

                            INDUSTRIAL BUILDING LEASE

         THIS LEASE, made as of this 13th day of November, 1995 between CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation ("Landlord") and Wheeling-Pittsburgh Steel Corporation, a Delaware corporation ("Tenant");

                                   ARTICLE I.

                                   LEASE TERMS

         SECTION 1.1. DEFINITIONS. In addition to the other terms, which are elsewhere defined in this Lease, the following terms and phrases, whenever used in this Lease shall have the meanings set forth in this Subsection, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein.

         A.       BASE RENT SCHEDULE:

                                              Annual                 Monthly
Period (by lease month)                      Base Rent              Base Rent
-----------------------                      ---------              ---------
        1-12                               $300,843.47             $25,070.29
       13-24                               $308.063.71             $25,671.96
       25-36                               $315,457.24             $26,288.10
       37-48                               $323,028.21             $26,919.02
       49.60                               $330,780.89             S27,565.07

         B.       SECURITY DEPOSIT:   $22,548.75

         C. TENANT'S PROPORTION: 6.2_% (which is the percentage obtained by dividing the rentable area of the Premises [64,606 rentable square feet] by the rentable area of the Project [1,045,070 rentable square feet])

         D.       INITIAL MONTHLY RENT ADJUSTMENT DEPOSIT:  $6479.00

                  (i)      Initial Tax Deposit: $2690.00
                  (ii)     Initial Expense Deposit: $3789.00

         E. INITIAL TERM: The initial five (5) year term, commencing as of the Commencement Date.

         F.       COMMENCEMENT DATE:  October 1, 1995.

         G. TERMINATION DATE: The last day of the sixtieth (60th) month subsequent to the Commencement Date.

         H. TERM: The Initial Term as same may be extended or sooner terminated.

         I.       USE:  Fabrication and finish of steel and steel products.

         J.       OPTION TO RENEW:  See Article XXXIII

         K.       LANDLORD'S MAILING ADDRESS:
                           c/o 401 North Michigan
                           Chicago, Illinois 60611

                           Attn: Robert L. Stovall

         L.       TENANT'S MAILING ADDRESS:
                           1134 Market Street
                           Wheeling, West Virginia 26003
                           Attention: John Sneddon

         M.       LANDLORD'S BROKER: None.

         N.       TENANT'S BROKER: None.

         SECTION 1.2. SIGNIFICANCE OF BASIC LEASE PROVISIONS. Each reference in this Lease to any of the Basic Lease Terms contained in Section 1.1 of this Article shall be deemed and construed to incorporate all of the terms provided under each such Basic Lease Terms.

         SECTION 1.3. ENUMERATION OF EXHIBITS. The exhibits in this Section and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

                  EXHIBIT "A" - Premises

                  EXHIBIT "B" - Legal Description

                  EXHIBIT "C" - Form of Estoppel Certificate

                  EXHIBIT "D" - Landlord's Work

                                   ARTICLE II.

                                    PREMISES

         SECTION 2.1. LEASE. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be kept, observed and performed, does by these presents, lease to Tenant, and Tenant hereby leases from Landlord, the demised premises ("Premises"), being depicted in the plan attached hereto as Exhibit "A" in the building designated as Units 10A and 10B located in Great Lakes Industrial Center, Gary, Indiana ("Building"), and legally described on EXHIBIT "B" attached hereto and by this reference incorporated herein ("Land") (the Land and Building are sometimes collectively the "Project"), subject to covenants, conditions, agreements, easements, encumbrances and restrictions affecting the Land and the Improvements thereon.

                                  ARTICLE III.

                                      TERM

         SECTION 3.1. TERM. The Initial Term of this Lease shall commence on the Commencement Date and shall end on the Termination Date, unless sooner terminated as hereinafter set forth. If the Commencement Date is a day other than the first (1st) day of a calendar month, the Initial Term shall expire sixty (60) months after the first (1st) day of the first full calendar month after the Commencement Date and shall, accordingly, include the period between the Commencement Date and the end of the calendar month in which the Commencement Date occurs, with Rent (as hereinafter defined) for such partial month to be calculated pro RATA on a daily basis. If the Landlord shall be unable to give possession of the Premises on the Commencement Date for any reason the Rent reserved and covenanted to be paid herein shall not commence until the Premises are available for occupancy by Tenant. No such failure to give possession on the Commencement Date of the Term hereof shall subject Landlord to any liability for failure to give possession nor shall same affect the validity of this Lease or the obligation of the Tenant hereunder, nor shall the same be construed to extend the Term. At the option of Landlord to be exercised within thirty (30) days of the delayed delivery of possession to Tenant, the Lease shall be amended so that the Term shall be extended by the period of time possession is delayed. If the Premises are ready for occupancy prior to the Commencement Date and Tenant occupies the Premises prior to said date, Tenant shall pay proportionate Rent.

                                   ARTICLE IV.

                          CONDITION OF DEMISED PREMISES

         SECTION 4.1. CONDITION OF PREMISES. Tenant agrees to accept the Premises in an absolutely "as-is" condition, and Tenant acknowledges that Landlord, its agents, attorneys, representatives and employees have not and do not make any representations or warranties, express or implied, to Tenant regarding the Premises or the Project, including, but not limited to: (i) the zoning of the Premises or the Project; (ii) the condition of any underground, above ground or surface improvements; (iii) the size, area, use or type of the Premises or the fitness of the Premises for any intended or particular use; (iv) the nature of the soil on and underlying the Premises or the Project or its suitability for development or any other use thereof; (v) any financial information pertaining to the operation of the Premises or the Project; (vi) the status of any requirements or obligations imposed, implied or to be undertaken by the owner or developer of the Premises or the Project pursuant to any zoning, subdivision, development laws or agreements with any governmental entities;
(vii) the presence or absence of any toxic wastes, hazardous materials or structural defects in, on or under the Premises or the Project or any improvements thereon; or (viii) the presence or absence of any rights of any governmental authority, or of owners of property in the vicinity of the Premises or the Project, to obtain reimbursement, recapture or special assessments from any owner of the Premises or the Project for all or a portion of the cost of any utilities, roads or other improvements heretofore or hereafter located on or in the vicinity of the Premises or the Project, any and all such representations and warranties, express or implied, being hereby expressly waived by Tenant and disclaimed by Landlord. Tenant waives any claim that may exist for patent and/or latent defects or for mutual or unilateral mistake of fact. Except for Landlord's obligation to improve the Premises in accordance with Article XXXIV below, no promise of Landlord to alter, remodel, decorate, clean or improve the Premises or any portion thereof and no representation respecting the condition of the Premises or any portion thereof have been made by Landlord to Tenant.

                                   ARTICLE V.

                                      RENT

         SECTION 5.1. BASE RENT. In consideration of the leasing aforesaid, Tenant agrees to pay Landlord, without offset or deduction, base rent for the Initial Term ("Base Rent"), payable monthly in advance in the amount of the Monthly Base Rent set forth in the Base Rent Schedule commencing on the Commencement Date and continuing on the first (1st) day of each month thereafter for the balance of the Term of this Lease, and in addition thereto, shall pay such charges as are herein described as "Additional Rent". The term "Rent" when used in this Lease shall include all Base Rent payable under this Section 5.1., as well as the charges herein described as Additional Rent. All Rent payable hereunder shall be payable to Landlord and Landlord's Mailing Address, or as Landlord may otherwise from time to time designate in writing.

         SECTION 5.2. BASE RENT ADJUSTMENT. In addition to the Base Rent payable by Tenant hereunder, Tenant shall pay to Landlord, as Additional Rent, the Rent Adjustment described in this Section 5.2 without set off or deduction. Until such time as Tenant receives the first Adjustment Statement provided for in clause (iii) of this Section 5.2, Tenant shall, commencing on the Commencement Date and on the first (1st) day of each and every month thereafter, make the Initial Monthly Rent Adjustment Deposit specified in Article 1 hereof.

         A.       For the purposes of this Lease:

                           (1) The term "Calendar Year" shall mean each calendar year or a portion thereof during the Term.

                           (2) The term "Expenses" shall mean and include all expenses paid or incurred by Landlord or its beneficiaries for managing, owning, maintaining, operating, insuring, replacing and repairing the Project, the land under the Project, appurtenances and personal property used in conjunction therewith. Expenses shall not include (i) depreciation charges, (ii) interest and principal payments on mortgages, (iii) ground rental payments and (iv) real estate brokerage and leasing commissions. If the Building is not fully occupied during all or a portion of any Calendar Year, then Landlord may elect to make an appropriate adjustment of the Expenses which vary due to occupancy for such Calendar Year employing sound accounting and management principles, to determine the amount of Expenses that would have been paid or incurred by Landlord had the Building been fully occupied and the amount so determined shall be the amount of Expenses attributable to such Calendar Year.

                           (3) The term "Rent Adjustments" shall mean all amounts owed by Tenant as Additional Rent on account of Expenses or Taxes, or both.

                           (4) The term "Rent Adjustment Deposit" shall mean an amount equal to Landlord's estimate of Rent Adjustments due for any Calendar Year made from time to time during the Term.

                           (5) The term "Taxes" shall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary, which may now or hereafter be assessed against the Project or any portion thereof in any Calendar Year during the Term and any tax in substitution of any of the foregoing; provided, however, in determining the income of Landlord with respect to any such substituted tax, only the income derived from the Building shall be included. In case of special taxes or assessments which may be payable in installments, only the amount of each installment and interest paid thereon paid during a Calendar Year shall be included in Taxes for that Calendar Year. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the operation of the Building. Taxes also include Landlord's reasonable costs and expenses (including reasonable attorney's fees) in contesting or attempting to reduce any taxes. Taxes shall be reduced by any recovery or refund received of taxes previously paid by the Landlord, provided such refund relates to taxes paid during the Term of this Lease.

         B. Tenant shall pay to the Landlord as Additional Rent Tenant's Proportion of Expenses and Taxes attributable to each Calendar Year of the Term. The amount of Taxes attributable to a Calendar Year shall be the amount assessed for any such Calendar Year, even though the assessment for such Taxes may be payable in a different Calendar Year.

         C. As soon as reasonably feasible after the expiration of each Calendar Year, Landlord will furnish Tenant a statement ("Adjustment Statement") showing the following:

                           (1) Expenses and Taxes for Calendar Year last ended and the amount of Expenses and Taxes payable by Tenant for such Calendar Year;

                           (2) The amount of Rent Adjustments due Landlord for the Calendar Year last ended, less credits for Rent Adjustment Deposits paid, if any; and

                           (3) The Rent Adjustment Deposit due in the current Calendar Year.

         D. Within thirty (30) days after Tenant's receipt of each Adjustment Statement, Tenant shall pay to Landlord:

                           (1) The amount of Rent Adjustment shown on said statement to be due Landlord for the Calendar Year last ended; plus

                           (2) The amount, which when added to the Rent Adjustment Deposit theretofore paid in the current Calendar Year would provide that Landlord has then received such portion of the Rent Adjustment Deposit as would have theretofore been paid to Landlord had Tenant paid one twelfth (1/12) of the Rent Adjustment Deposit, for the current Calendar Year, to Landlord monthly on the first day of each month of such Calendar Year.

Commencing on the first day of the first month after Tenant's receipt of each Adjustment Statement, and on the first day of each month thereafter until Tenant receives a more current Adjustment Statement, Tenant shall pay to Landlord one-twelfth (1/12) of the Rent Adjustment Deposit shown on said statement. During the last complete Calendar Year, Landlord may include in the Rent Adjustment Deposit its estimate of the Rent Adjustment which may not be finally determined until after the expiration of the Term. The Tenant's obligation to pay the Rent Adjustment shall survive the Term.

         E. Tenant's payment of the Rent Adjustment Deposit for each Calendar Year shall be credited against the Rent Adjustments for such Calendar Year. All Rent Adjustment Deposits may be co-mingled and no interest shall be paid to Tenant thereon. If the Rent Adjustment Deposit paid by Tenant for any Calendar Year exceeds the Rent Adjustments for such Calendar Year, then Landlord shall give a credit to Tenant in an amount equal to such excess against the Rent Adjustments due for the next succeeding Calendar Year, except that if any such excess relates to the last Calendar Year of the Term, then, provided that no default of Tenant exists hereunder, Landlord shall refund such excess to Tenant.

         F. Tenant or its representative shall have the right to examine Landlord's books and records with respect to the items in the Adjustment Statement during normal business hours at any time within ten (10) days following the furnishing by Landlord to Tenant of such Adjustment Statement. Unless Tenant shall take written exception to any item within thirty (30) days after the furnishing of the foregoing statement, such statement shall be considered as final and accepted by Tenant. Any amount due to Landlord as shown on any such statement, whether or not written exception is taken thereto, shall be paid by Tenant within thirty (30) days after Landlord shall have submitted the statement, without prejudice to any such written exception.

         G. If the Commencement Date is on any day other than the first day of January, or if the Termination Date is on any day other than the last day of December, any Rent Adjustments due Landlord shall be prorated.

         SECTION 5.3. INTEREST AND LATE CHARGES ON LATE PAYMENTS. Rent not paid within ten (10) days of when due shall bear interest from the date when the same is payable under the terms of this Lease until the same shall be paid at an annual rate of interest equal to the rate of interest announced from time to time by the First National Bank of Chicago as its Corporate Base Rate, plus three (3%) percent, unless a lesser rate shall then be the maximum rate permissible by law, in which event said lesser rate shall be charged (hereinafter referred to as the "Lease Interest Rate"). The term "Corporate Base Rate" means that rate of interest announced by The First National Bank of Chicago (hereinafter referred to as "First") from time to time as its "Corporate Base Rate" of interest, changing automatically and simultaneously with each change in the Corporate Base Rate made by First from time to time. Any publication issued or published by First from time to time or a certificate signed by an officer of First stating its Corporate Base Rate as of a date shall be conclusive evidence of the Corporate Base Rate on that date. Tenant further acknowledges that its late payment of any Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which is extremely difficult or impracticable to fix. Such costs and expenses will include, without limitation, loss of use of money, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of monthly Base Rent is not received by Landlord when due or any other sum due hereunder is not paid when due, Tenant shall immediately pay to Landlord a late charge equal to three percent (3%) of the unpaid amount. Such late charge is in addition to any interest due pursuant to the first sentence of this Section 5.3. Landlord and Tenant agree that this late charge represents a reasonable estimate of costs and expenses incurred by Landlord from, and is fair compensation to Landlord for, its loss suffered, by such non-payment by Tenant. Acceptance of the late charge shall not constitute a waiver of Tenant's default with respect to such non-payment by Tenant or prevent Landlord from exercising any other rights and remedies available to Landlord under this Lease. Failure to pay the late charge shall constitute a default under this Lease.

         SECTION 5.4. PRIOR OCCUPANCY. In the event the Premises are delivered to and are occupied by Tenant prior to the Commencement Date of the Initial Term of this Lease, such occupancy shall be subject to all the terms and conditions of this Lease, and Rent and all other payments and charges imposed upon Tenant shall be paid on a prorata basis from the date of such delivery of possession prior to the Commencement Date.

         SECTION 5.5. PRIOR INSTALLATIONS. To enable Tenant to adapt the Premises to its use, Tenant may, with the permission of the Landlord and at Tenant's sole risk, enter into the Premises prior to the Commencement Date and make such installations as it deems desirable for the operation of its business; provided, however, that such entry and installation shall be done in such a manner as not to render the insurance thereon void or interfere with the work to be performed by Landlord, if any, in accordance with Section 34.1 hereof. Such occupancy shall be subject to all the terms and conditions of this Lease (except that Tenant shall not be required to pay the Rent provided for in Section 5.1 of this Lease). Notwithstanding such entry and installation, the Initial Term shall begin and Rent shall be payable as herein set forth in this Lease.

                                   ARTICLE VI.

                                    UTILITIES

         SECTION 6.1. UTILITIES. Tenant shall pay, directly to the appropriate supplier, all costs of natural gas, electricity, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. Landlord shall, at Landlord's sole cost and expense, separately meter the Premises. If, however, at any time, any services or utilities are jointly metered, Landlord shall make a reasonable determination of Tenant's Proportionate share thereof and Tenant shall pay its proportionate share, as Additional Rent hereunder, within fifteen (15) days after receipt of Landlord's written statement. Landlord shall not in any way be liable or responsible to Tenant for any cost or damage or expense which Tenant may sustain or incur if either the quality or character of such service is changed or is no longer available or suitable for Tenant's requirements.

                                  ARTICLE VII.

                                       USE

         SECTION 7.1. USE. The Premises shall be used for the Use only, and for no other purpose.

         SECTION 7.2. PROHIBITED USES. Tenant shall not permit the Premises, or any portion thereof, to be used in such manner which impairs Landlord's right, title or interest in the Premises or any portion thereof, or in such manner which gives rise to a claim or claims of adverse possession or of a dedication of the Premises, or any portion thereof, for public use. Tenant shall not use or occupy the Premises or permit the Premises to be used or occupied contrary to any statute, rule, order, ordinance, requirement, regulation or restrictive covenant applicable thereto or in any manner which would violate any certificate of occupancy affecting the same or which would render the insurance thereon void or the insurance risk more hazardous, or which would cause structural injury to the Improvements or cause the value or usefulness of the Premises or any part thereof to diminish or which would constitute a public or private nuisance or waste, and Tenant agrees that it will, promptly upon discovery of any such use, immediately notify Landlord and take all necessary steps to compel the discontinuance of such use.

                                  ARTICLE VIII.

                             MAINTENANCE OF PREMISES

         SECTION 8.1. MAINTENANCE.

         A. TENANT'S MAINTENANCE. Tenant agrees, at Tenant's sole cost and expense, to take good care of the Premises and keep same and all parts thereof, together with any and all alterations and additions thereto, in good order, condition and repair, suffering no waste or injury. Tenant shall, at its sole cost and expense, promptly make all necessary repairs and replacements, ordinary as well as extraordinary, foreseen as well as unforeseen, in and to any equipment now or hereafter located in the Premises, including without limitation, water, sewer, gas, HVAC and electricity connections, pipes, mains and all other fixtures, machinery, apparatus, overhead cranes, equipment and appurtenances now or hereafter belonging to, connected with or used in conjunction with the Premises. All such repairs and replacements shall be of first class quality and sufficient for the proper maintenance and operation of the Premises. Tenant shall keep and maintain the Premises safe, secure and clean, specifically including, but not by way of limitation, removal of waste and refuse matter. Tenant shall not permit anything to be done upon the Premises (and shall perform all maintenance and repairs thereto so as not) to invalidate, in whole or in part, or prevent the procurement of any insurance policies which may, at any time, be required under the provisions of this Lease. Tenant shall not obstruct or permit the obstruction of any parking area, adjoining street or sidewalk.

         B. LANDLORD'S MAINTENANCE. Subject to the provisions of Articles X and XIII hereof, Landlord shall keep, maintain, repair and replace the roof and structural members of the Building and the parking lot, sidewalks and appurtenances thereto, including, as necessary, snow and ice removal and the cost thereof shall be deemed an Expense.

         SECTION 8.2. GOVERNMENTAL REQUIREMENTS. Tenant at its own cost and expense also shall promptly comply with any and all governmental requirement to or affecting the Premises or any part thereof, irrespective of the nature of the work required to be done, extraordinary as well as ordinary, whether or not the same involve or require any structural changes or additions in or to the Improvements and irrespective of whether or not such changes or additions be required on account of any particular use to which the Premises or any part thereof are being put.

         SECTION 8.3. TENANT'S RESPONSIBILITIES. Landlord shall not be required to furnish any services or facilities whatsoever to the Premises. Except as set forth in Section 8.1.B. above, Tenant hereby assumes full and sole responsibility for condition, operation, repair, alteration, improvement, replacement, maintenance and management of the Premises. Landlord shall not be responsible for any loss or damage to the person or property of Tenant, any guests or invitees, any persons using or working on the Premises, or any persons claiming by, through or under, or any agents, employees, heirs, legal representatives, successors or assigns of, any of the foregoing unless such loss or damage is caused by the negligence of Landlord, its employees, agents and contractors.

                                   ARTICLE IX.

                               TENANT'S INSURANCE

         SECTION 9.1. COMMERCIAL GENERAL LIABILITY AND WORKERS COMPENSATION INSURANCE. At all times during the Term of this Lease, Tenant, at its own expense, shall maintain, with insurance companies which are authorized to do business in the State of Illinois and which are acceptable to Landlord, the following commercial general liability and workers compensation insurance (including employer's liability insurance):

                           (a) COMMERCIAL GENERAL LIABILITY INSURANCE. Written on an Occurrence basis, insuring against claims for bodily and personal injury, death and property damage occurring in connection with the use and occupancy of the Premises by Tenant and shall name Landlord, Landlord's managing agent, and mortgagee, if any, as additional insureds. The coverage afforded the additional insureds under the Tenant's policy shall be primary insurance. Commercial General Liability Insurance shall afford a limit of at least $1,000,000.00 for each occurrence and at least a $2,000,000.00 General Aggregate and at least $1,000,000.00 for each occurrence Personal and Advertising Injury.

                           (b) WORKERS COMPENSATION INSURANCE. Workers compensation insurance shall meet or exceed the statutory requirements set by the State of Illinois and' shall include occupational disease insurance and employer's liability insurance. The employer's liability insurance shall afford a limit of not less than $100,000.00.

                           (c) CONTENTS INSURANCE. Insurance against fire, sprinkler leakage, vandalism, and the extended coverage perils for the full insurable value of all contents of Tenant within the Premises, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises and business interruption insurance.

         Tenant shall deliver to Landlord, at least fifteen (15) days prior to the earlier of (i) the Commencement Date of this Lease or (ii) the date Tenant takes possession of the Premises, certificates of the insurance required by this
Section 9.1. Such policies of insurance shall be renewed and duplicate copies of the new certificates shall be deposited with Landlord at least forty-five (45) days prior to the expiration of the old policies.

         SECTION 9.2. POLICIES. All insurance policies shall be written with insurance companies and shall be in form satisfactory to Landlord. All insurance policies shall name Landlord as an additional insured and loss payee as its interest may appear and shall provide that they may not be terminated or modified in any way which would materially decrease the protection afforded Landlord under this Lease without thirty (30) days' advance written notice to Landlord. All policies shall also contain an endorsement that Landlord, although named as an additional insured, shall nevertheless be entitled to recover for damages caused by the negligence of Tenant. The minimum limits of insurance specified in this section shall in no way limit or diminish Tenant's liability under this Lease. Tenant shall furnish to Landlord, not less than fifteen (15) days prior to the date such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of each such policy, true and correct photocopies of all insurance policies required under this section, together with any amendments and endorsements to such policies, certificates of insurance, and such other evidence of coverages as Landlord may reasonably request, and evidence of payment of all premiums and other expenses owed in connection therewith. Upon Tenant's default in obtaining or delivering the policy for any such insurance or Tenant's failure to pay the charges therefor, Landlord may, at its option, on or after the tenth (10th) day after written notice thereof is given to Tenant, procure or pay the charges for any such policy or policies and the total cost and expense (including attorneys' fees) thereof shall be immediately paid by Tenant to Landlord as additional rent upon receipt of a bill therefor. Any minimum amount of coverage specified above shall be subject to increase at any time, and from time to time, after commencement of the third full year of the term of this Lease, if Landlord shall reasonably deem same to be necessary for adequate protection. Within thirty (30) days after demand by Landlord that the minimum amount of any coverage be so increased, Tenant shall furnish Landlord with evidence of Tenant's compliance with such demand.

         SECTION 9.3. ADJUSTMENT. So long as this Lease remains in effect, the proceeds of any such insurance which are received by Tenant shall be used by Tenant to repair or replace the property so insured.

         SECTION 9.4. SUBROGATION. Landlord and Tenant agree to have all fire and extended coverage and material damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party or any of the parties named in Section 9.2 above entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party or any of the parties named in Section 9.2 above. Without limiting any release or waiver of liability or recovery contained in any other Section of this Lease but rather in confirmation and furtherance thereof, Landlord and any beneficiaries of Landlord waive all claims for recovery from Tenant, and Tenant waives all claims for recovery from Landlord, any beneficiaries of Landlord and the managing agent for the Project and their respective agents, partners and employees, for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies. Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release or any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within ten (10) days following written notice, to pay such increased cost, thereby keeping such release or waiver in full force and effect).

                                   ARTICLE X.

                              DAMAGE OR DESTRUCTION

         SECTION 10.1. TOTAL DEMISE. In the event (a) the Premises are made untenantable by fire or other casualty and Landlord shall decide not to restore or repair same, or (b) the Building is so damaged by fire or other casualty that Landlord shall decide to demolish or not rebuild the same, then, in any of such events, Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such fire or other casualty and the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty. In the event the Premises are made untenantable by fire or other casualty and Landlord shall decide to rebuild and restore the same, this Lease shall not terminate and Landlord shall repair and restore the Premises at Landlord's expense and with due diligence, subject, however to (1) reasonable delays for insurance adjustments and (ii) delays caused by forced beyond Landlord's control, and Rent shall abate on a per diem basis during the period of reconstruction and repair.

         SECTION 10.2. PARTIAL DEMISE. In the event the Premises are partially damaged by fire or other casualty but are not made wholly untenantable, then Landlord shall, except during the last year of the Term hereof, proceed with all due diligence to repair and restore the Premises, subject, however, to
(i) reasonable delays for insurance adjustments, and (ii) delays caused by forced beyond Landlord's control. In such event, Rent shall abate in proportion to the non-useability of the Premises during the period while repairs are in progress unless such partial damages are due to the fault or neglect of Tenant. If the partial damage is the result of the fault or neglect of Tenant, Rent shall not abate during said period. If the Premises are made partially untenantable as aforesaid during the last year of the Term hereof, Landlord shall have the right to terminate this Lease as of the date of fire or other casualty upon thirty (30) days prior notice to Tenant, in which event, Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.

                                   ARTICLE XI.

                                      LIENS

         SECTION 11.1. LIEN CLAIMS. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises or the Building, nor shall any interest or estate of Landlord in the Premises or the Building be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant, and any claim to or lien upon the Premises or the Building arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall in all respects be subject and subordinate to the paramount title and rights of Landlord in and to the Premises or the Building. Tenant will not permit the Premises or the Building to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of sufferance of Tenant; provided, however that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall first give to Landlord an amount equal to one hundred fifty (150%) percent of the amount of the lien or claimed lien which, together with interest earned thereon, shall be held by Landlord as security to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Premises by reason of non-payment thereof. The amount so deposited with Landlord shall be held by Landlord in an account established at a federally insured banking institution until satisfactory removal of said lien or claim of lien. On any final determination of the lien or claim for lien, Tenant will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied. Should Tenant fail to diligently contest and pursue such lien contest, Landlord may, at its option, use the sums so deposited to discharge any such lien upon the renewal of such lien or encumbrance Landlord shall pay all such sums remaining on deposit to Tenant.

         SECTION 11.2. LANDLORD'S RIGHT TO CURE. If Tenant shall fail to contest the validity of any lien or claimed lien or fail to give security to Landlord to insure payment thereof, or shall fall to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Landlord may, at its election (but shall not be so required) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by Landlord, including reasonable attorneys' fees, for such purposes shall be so much additional rent due from Tenant to Landlord at the next rent date after any such payment, with interest thereon at the Lease Interest Rate from the date so advanced.

                                  ARTICLE XII.

                               TENANT ALTERATIONS

         SECTION 12.1. ALTERATIONS. Tenant shall not at any time during the Term of this Lease make any openings in the roof or exterior walls of the Building or make any Tenant alteration, addition or improvement to the Premises (collectively "Alterations") or any portion thereof without in each instance, the prior written consent of Landlord; provided, however, upon notice to, but without the consent of Landlord, Tenant shall have the right to make any Alterations where same are non-structural, do not require openings on the roof or exterior walls of the Improvements, do not affect any Building system, and do not exceed TEN THOUSAND AND NO/100 ($10,000.00) DOLLARS in the aggregate in any twelve (12) month period. Landlord shall not unreasonably withhold or delay its consent to other Alterations made by Tenant. No Alteration to the Premises for which Landlord's consent is required shall be commenced by Tenant until Tenant has furnished Landlord with a satisfactory certificate or certificates from an insurance company acceptable to Landlord, evidencing workmen's compensation coverage, and insurance coverage in amounts satisfactory to Landlord and protecting Landlord against public liability and property damage to any person or property, on or off the Premises, arising out of and during the making of such alterations, additions or improvements. Any Alteration by Tenant hereunder shall be done in a good and workmanlike manner in compliance with any applicable governmental law, statute, ordinance or regulation. Upon completion of any Alteration by Tenant hereunder, Tenant shall furnish Landlord with a copy of the "as built" plans covering such construction. Tenant, at its sole cost and expense, will make all Alterations on the Premises which may be necessary by the act or neglect of any other person or corporation (public or private), except Landlord, its agents, employees or contractors. Before commencing any Alterations: (a) plans and specifications therefor, prepared by a licensed architect, shall be submitted to and approved by Landlord (such approval shall not be unreasonably withheld or delayed); (b) Tenant shall furnish to Landlord an estimate of the cost of the proposed work, certified by the architect who prepared such plans and specifications; (c) all contracts for any proposed work shall be submitted to and approved by Landlord; and (d) Tenant shall either furnish to Landlord a bond in form and substance satisfactory to Landlord, or such other security reasonably satisfactory to Landlord to insure payment for the completion of all work free and clear of liens. Tenant further agrees that all contractors engaging in any construction activity by and for the benefit of Tenant for which Landlord's consent shall be required shall obtain comprehensive/commercial general liability, worker's compensation and such other liability insurance in such amounts as may be reasonably required by Landlord naming the Landlord as an additional insured and providing liability coverage during all phases of construction including, without limitation: (a) contractor's and owners protection; (b) blanket contractual liability coverage; (c) broad form property damage insurance; (d) statutory worker's compensation coverage and employer's liability coverage; (e) coverage under the structural work act of the State of Illinois; and (f) environmental liability, if applicable. Before commencing any Alteration, Tenant shall provide Landlord with a written certification that the Alteration does not have any environmental impact on the Premises. Prior to the commencement of any construction activity for which Landlord's consent shall be required, certificates of such insurance coverages (and original policies with respect to environmental liability insurance) shall be provided to Landlord and renewal certificates shall be delivered to Landlord prior to the expiration date of the respective policies.

         SECTION 12.2. OWNERSHIP OF ALTERATIONS. All Alterations (except Tenant's Equipment, as defined in Section 19.2 hereof), put in at the expense of Tenant shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, or at Landlord's option, provided Landlord shall have advised Tenant in writing at the time of its consent to said Alteration is sought that same must be removed and restored to its original condition.

         SECTION 12.3. SIGNS. Tenant shall not place any signs on any part of the Building without the prior written consent of Landlord. Landlord's consent to signs identifying Tenant's business shall not be unreasonably withheld. Notwithstanding any of the immediately foregoing provisions of this Section 12.3, upon notice to, but without the consent of Landlord, Tenant may place a monument sign adjacent to the Premises, provided (i) the installation and dimensions of said sign is in strict accordance with applicable law and ordinances, (ii) Tenant continually maintains said sign in a first class manner and (iii) Tenant, at Tenant's sole cost and expense, removes said sign at the expiration of the Term and restores the area in which said sign is placed to its condition prior to the installation of said sign.

         SECTION 12.4. TENANT INDEMNITY. Tenant hereby agrees to indemnify and hold the Landlord, its beneficiaries, shareholders, partners or members and their respective agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said Alterations.* Any mechanic's lien filed against the Premises for work claimed to have been furnished to Tenant shall be discharged of record by Tenant within ten (10) days thereafter, at Tenant's expense. Upon completing any Alterations, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All Alterations shall comply with all insurance requirements and with all ordinances and regulations of any pertinent governmental authority. All alterations and additions shall be constructed in a good and workmanlike manner and only good grades of materials shall be used.

------------------
         *Except when caused by the acts and omissions of Landlord, it's Employees, Agents, and Contractors.

         SECTION 12.5. ENVIRONMENTAL IMPACT. Notwithstanding any other term, covenant or condition contained in this Lease, in the event that any Alteration has any environmental impact on the Premises, Landlord may deny the Tenant the right to proceed in Landlord's sole and absolute discretion.

                                  ARTICLE XIII.

                                  CONDEMNATION

         SECTION 13.1. TAKING: LEASE TO TERMINATE. If a portion of the Building or the Premises shall be lawfully taken or condemned for any public or quasi-public use or purpose, or conveyed under threat of such condemnation and as a result thereof the Premises cannot be used for the same purpose and with the same utility as before such taking or conveyance, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. Tenant hereby assigns to Landlord, Tenant's interest in such award, if any. Tenant shall be entitled to seek a separate award for the reimbursement of Tenant's costs and expenses incurred in relocating and removing equipment and products from the Premises provided such award does not in any way affect or diminish the award payable to Landlord. Current Rent shall be apportioned as of the date of such termination. If any part of the Building shall be so taken or condemned, or if the grade of any street or alley adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to demolish, substantially remodel, or restore the Building, the Landlord shall have the right to cancel this Lease upon not less than ninety
(90) days' prior notice to the date of cancellation designed in the notice.

         SECTION 13.2. TAKING: LEASE TO CONTINUE. In the event only a part of the Premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, and as a result thereof the balance of the Premises can be used for the same purpose as before such taking, sale or condemnation, this Lease shall not terminate and Landlord, at its sole cost and expense, shall promptly repair and restore the Premises, subject to extension due to delay because of changes, deletion or additions, acts of Tenant, strikes, lockouts, casualties, acts of God, war, fuel or energy shortages, material or labor shortages, governmental regulation or control, severe weather conditions or other causes beyond the actual control of Landlord and Landlord's receipt of insurance proceeds. Any Award paid as a consequence of such taking, sale, or condemnation, shall be paid to Landlord. Any sums not so disbursed shall be retained by Landlord. Tenant shall be entitled to seek a separate award for the reimbursement of Tenant's costs and expenses incurred in relocating and removing equipment and products from the Premises provided such award does not in any way affect or diminish the award payable to Landlord. Current Rent shall be apportioned as of the date of such termination.

                                  ARTICLE XIV.

                         ASSIGNMENT-SUBLETTING BY TENANT

         SECTION 14.1. NO ASSIGNMENT, SUBLETTING OR OTHER TRANSFER. Tenant shall not assign this Lease or any interest hereunder, nor shall Tenant sublet or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, without the express prior written consent of Landlord. No assignment or subletting shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or sublease had been made, unless specifically provided to the contrary in Landlord's consent. Consent by Landlord pursuant to this Article shall not be deemed, construed or held to be consent to any additional assignment or subletting, but each successive act shall require similar consent of Landlord. Landlord shall be reimbursed by Tenant for any costs or expenses incurred pursuant to any request by Tenant for consent to any such assignment or subletting. In the consideration of the granting or denying of consent, Landlord may, at its option, take into consideration: (i) the business reputation and credit worthiness of the proposed subtenant or assignee; (ii) any required alteration of the Premises; (iii) the intended use of the Premises by the proposed subtenant or assignee; and (iv) any other factors which Landlord shall deem relevant.

         SECTION 14.2. OPERATION OF LAW. Tenant shall not allow or permit any transfer of this Lease, or any interest hereunder, by operation of law, or convey, mortgage, pledge or encumber this Lease or any interest hereunder.

         SECTION 14.3. EXCESS RENTAL. If Tenant shall, with Landlord's prior consent as herein required, sublet the Premises, an amount equal to fifty (50%) percent of the rental in excess of the base rent and any additional rent herein provided to be paid shall be for benefit of Landlord and shall be paid to Landlord promptly when due under any such subletting as additional rent due hereunder.

         SECTION 14.4. MERGER OR CONSOLIDATION. If Tenant is a corporation whose stock is not publicly traded, any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this Section 14. If Tenant is a partnership, any transaction or series of transactions (including without limitation any withdrawal or admittance of a partner or a change in any partner's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this assignment of this Lease by Tenant subject to the provisions of this Section 14. The term "control" as used in this
Section 14 means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than fifty (50%) percent of the outstanding stock as of the date of the execution and delivery of this Lease shall not be considered a change of control. Notwithstanding the immediately foregoing, Tenant may, upon notice to, but without Landlord's consent, assign this Lease to any corporation resulting from a merger or consolidation of Tenant, provided that the total-assets and the total net worth of such assignee after such consolidation or merger shall be in excess of the greater of (i) the net worth of Tenant immediately prior to such consolidation or merger, or (ii) the net worth of Tenant as of the date hereof, determined by generally accepted accounting principles and provided that Tenant is not at such time in default hereunder, and provided further that such successor shall execute an instrument in writing, acceptable to Landlord in its reasonable discretion, fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver the same to Landlord. Tenant shall provide in its notice to Landlord such information as may be reasonably required by Landlord to determine that the requirements of this Section 14.4 have been satisfied. As used in this Section 14.4, the term "control" means possession of the power to vote not less than a majority interest of any class of voting securities and partnership or limited liability company interests or to direct or cause the direction of the management or policies of a corporation, or partnership or limited liability company through the ownership of voting securities, partnership interests or limited liability company interests, respectively.

         SECTION 14.5. UNPERMITTED TRANSACTION. Any assignment, subletting, use, occupancy, transfer or encumbrance of this Lease or the Premises without Landlord's prior written consent shall be of no effect and shall, at the option of Landlord, constitute a default under this Lease.

                                   ARTICLE XV.

                                ANNUAL STATEMENTS

         SECTION 15.1. ANNUAL STATEMENTS. Tenant agrees to furnish Landlord annually, within ninety (90) days of the end of such fiscal year with A copy of its annual audited statements, together with applicable footnotes and any other financial information reasonably requested by Landlord (hereinafter collectively referred to as, the "Financial Information") and agrees that Landlord may deliver such Financial Information to any mortgagee, prospective mortgagee or prospective purchaser of the Premises.

                                  ARTICLE XVI.

                            INDEMNITY FOR LITIGATION

         SECTION 16.1. INDEMNITY FOR LITIGATION. Tenant agrees to pay, and to indemnify and defend Landlord against, all costs and expenses (including reasonable attorney's fees) incurred by or imposed upon Landlord by or in connection with any litigation to which Landlord becomes or is made a party without fault on its part, whether commenced by or against Tenant, or any other person or entity or that may be incurred by Landlord in enforcing any of the covenants and agreements of this Lease with or without the institution of any action or proceeding relating to the Premises or this Lease, or in obtaining possession of the Premises after an Event of Default hereunder or upon expiration or earlier termination of this Lease. The foregoing notwithstanding, Tenant's responsibility under this Section 16.1 to pay Landlord's costs and expenses (including reasonable attorneys fees) shall not extend to such costs and expenses incurred in defending an action brought by Tenant to enforce the terms of this Lease in which there is a court determination that Landlord failed to perform its obligations under this Lease. The provisions of this Section 16.1 shall survive the expiration or earlier termination of this Lease. Notwithstanding the foregoing, Tenant shall not be liable for costs and expenses attributable to the negligence of Landlord, its employees, agents or contractors.

                                  ARTICLE XVII.

                              ESTOPPEL CERTIFICATES

         SECTION 17.1. ESTOPPEL CERTIFICATE. Tenant agrees that on the Commencement Date and at any time and from time to time thereafter, upon not less than ten (10) days' prior written request by Landlord, it will execute, acknowledge and deliver to Landlord, or Landlord's mortgagee to the extent factually accurate, a statement in writing in the form of Exhibit "C" attached hereto and by this reference incorporated herein; provided, however, Tenant agrees to certify to any prospective purchaser or mortgagee any other reasonable information specifically requested by such prospective purchaser or mortgagee.

                                 ARTICLE XVIII.

                             INSPECTION OF PREMISES

         SECTION 18.1. INSPECTIONS. Tenant agrees to permit Landlord and any authorized representatives of Landlord, to enter the Premises at all reasonable times on reasonable advance notice, except in the case of emergency, for the purpose of inspecting the same. Any such inspections shall be solely for Landlord's purposes and may not be relied upon by Tenant or any other person.

         SECTION 18.2. SIGNS. Tenant agrees to permit Landlord and any authorized representative of Landlord to enter the Premises at all reasonable times during business hours on reasonable advance notice to exhibit the same for the purpose of sale, mortgage or lease, and during the final six (6) months of the Term hereof or any extension thereof, Landlord may display on the Premises customary "For Sale" or "For Rent" signs.

                                  ARTICLE XIX.

                                    FIXTURES

         SECTION 19.1. BUILDING FIXTURES. All improvements and all plumbing, heating, lighting, electrical and air-conditioning fixtures and equipment, and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Tenant), whether or not attached or affixed to the Premises (hereinafter referred to as "Building Fixtures"), shall be and remain a part of the Premises and shall constitute the property of Landlord.

         SECTION 19.2. TENANT'S EQUIPMENT. All of Tenant's trade fixtures and all personal property, fixtures, apparatus, machinery and equipment now or hereafter located upon the Premises, other than Building Fixtures, as shall be and remain the personal property of Tenant, and the same are herein referred to as "Tenant's Equipment."

         SECTION 19.3. REMOVAL OF TENANT'S EQUIPMENT. Tenant's Equipment maybe removed from time to time by Tenant; provided, however, that if such removal shall injure or damage the Premises, Tenant shall repair the damage and place the Premises in the same condition as it would have been if such Tenant's Equipment had not been installed.

                                   ARTICLE XX.

                                     DEFAULT

         SECTION 20.1. EVENTS OF DEFAULT. Tenant agrees that any one or more of the following events shall be considered "Events of Default" as said term is used herein:

                           (a) If an order, judgment or decree shall be entered by any court adjudicating Tenant a bankrupt or insolvent, or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant, or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

                           (b) Tenant shall file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding or under any laws relating to the relief of debtors, readjustment or indebtedness, reorganization, arrangements, composition or extension; or

                           (c) Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant, or any of the assets of Tenant; or

                           (d) Tenant shall file a voluntary petition in bankruptcy, or shall admit in writing its inability to pay its debts as they come due, or shall file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law; or

                           (e) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated within sixty (60) days from the date of entry or granting thereof; or

                           (f) Tenant shall vacate the Premises or abandon same during the Term hereof; or

                           (g) Tenant shall default in making any payment of Rent or other payment required to be made by Tenant hereunder when due as herein provided; or

                           (h)      Tenant shall be in default in the
         performance of or compliance with any of the agreements, terms, covenants or conditions in this Lease other than those referred to in the foregoing subparagraphs (a) through (g) of this Section for a period of twenty (20) days after notice from Landlord to Tenant specifying the items in default, or in the case of a default which cannot, with due diligence, be cured within said twenty (20) day period, Tenant fails to proceed within said twenty (20) day period to cure the same and thereafter to prosecute the curing of such default with due diligence (it being intended in connection with a default not susceptible of being cured with due diligence within said twenty (20) day period that the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence).

         Upon the occurrence of any one or more of such Events of Default, Landlord may at its election terminate this Lease or terminate Tenant's right to possession only, without terminating this Lease. Upon termination of this Lease or of Tenant's right to possession, Tenant shall immediately surrender possession and vacate the Premises, and deliver possession thereof to Landlord, and Landlord or Landlord's agents may immediately or any time thereafter without notice, re-enter the Premises and remove all persons and all or any property therefrom, either by any suitable action or proceeding at law or equity, without being liable in indictment, prosecution or damages, therefor, and repossess and enjoy the Premises, together with the right to receive all income of, and from, the Premises.

         Upon termination of this Lease, Landlord shall be entitled to recover as liquidated damages, because the parties hereto recognize that as of the date hereof actual damages are not ascertainable and are of imprecise calculation and not as a penalty, all Rent and other sums due and payable by Tenant through the date of termination plus (i) an amount equal to sixty (60%) percent of the Rent and other sums provided herein to be paid by Tenant for the residue of the Term, less any Rent actually received by Landlord from any reletting of the Premises prior to such termination, and (ii) the costs of performing any other covenants to be performed by Tenant.

         If Landlord elects to terminate Tenant's right to possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay the Rent hereunder for the full Term or from any other obligations of Tenant under this Lease. Landlord shall use commercially reasonably efforts to relet all or any part of the Premises for such rent and upon terms as are commercially reasonable (including the right to relet the Premises for a term greater or lesser than that remaining of the Term of premises and the right to relet the Premises as a part of a larger area, the right to change the character or use made of the Premises and the right to grant concessions of free rent). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations, or additions in or to the Premises that may be necessary or desirable. If Landlord is unable to relet the Premises after using such commercially reasonably efforts to do so, Landlord shall have the right to terminate this Lease, in which event, Tenant shall pay to Landlord liquidated damages (because the parties hereto recognize that as of the date hereof actual damages are not ascertainable and are of imprecise calculation and not as a penalty) equal to sixty (60%) percent of the Rent, and other sums provided herein to be paid by Tenant for the remainder of the Term. If the Premises are relet and sufficient sums shall not be realized from such reletting after payment of all expenses of such decorations, repairs, changes, alterations, additions and the expenses of repossession and such reletting, and the collection of the Rent herein provided and other payments required to be made by Tenant under the provisions of this Lease for the remainder of the Term of this Lease then, in such event, Tenant shall pay to Landlord on demand any such deficiency and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section from time to time, and all costs and expenses of Landlord, including attorneys' fees, incurred in connection with any such suit shall be paid by Tenant.

         SECTION 20.2. WAIVERS. Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, and except as is herein otherwise provided Tenant for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all rights of redemption or re-entry or repossession in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by Landlord or in case of any expiration or termination of this Lease. The terms "enter," "re-enter," "entry" or "re-entry" as used in this Lease are not restricted to their technical legal meanings.

         SECTION 20.3. BANKRUPTCY. If Landlord shall not be permitted to terminate this Lease, as provided in this Article XX because of the provisions of the United States Code relating to Bankruptcy, as amended (hereinafter referred to as the "Bankruptcy Code"), then Tenant as a debtor-in-possession or any trustee for Tenant agrees promptly, within no more than sixty (60) days after the filing of the bankruptcy petition, to assume or reject this Lease. In such event, Tenant or any trustee for Tenant may only assume this Lease if: (a) it cures or provides adequate assurances that the trustee will promptly cure any default hereunder, (b) compensates or provides adequate assurance that Tenant will promptly compensate Landlord of any actual pecuniary loss to Landlord resulting from Tenant's default; and (c) provides adequate assurance of performance during the fully stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease, as set forth hereinabove, shall include, without limitation, adequate assurance: (1) of the source of rent reserved hereunder, and (ii) that the assumption of this Lease will not breach any provision hereunder.

         If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth: (i) the name and address of such person; (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by the Tenant no later than twenty (20) days after receipt by the Tenant but in any event no later than ten (10) days prior to the date that the Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

         If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code any and all monies or other considerations payable or otherwise to be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of the Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting the Landlord's property under the preceding sentence not paid or delivered to the Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to the Landlord.

         Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be conclusively deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. Any such assignee shall be permitted to use the Leased Premises only for the Use.

         Nothing contained in this section shall, in any way, constitute a waiver of the provisions of Article XV of this Lease relating to alienation. Tenant shall not, by virtue of this section, have any further rights relating to assignment other than those granted in the Bankruptcy Code. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purpose of Section 501(b)(6) or any successive section of the Bankruptcy Code.

                                  ARTICLE XXI.

                  LANDLORD'S PERFORMANCE OF TENANT'S COVENANTS

         SECTION 21.1. LANDLORD'S PERFORMANCE OF TENANT'S COVENANTS. Should Tenant at any time fail to do any act or make any payment required to be done or made by it under the provisions of this Lease, Landlord, at its option, may (but shall not be required to) do the same or cause the same to be done, and the amounts paid and expenses incurred by Landlord in connection therewith shall be so much Additional Rent duo on the next rent date after such payment, together with interest at the Lease Interest Rate from the date of payment.

                                  ARTICLE XXII.

                              EXERCISE OF REMEDIES

         SECTION 22.1. CUMULATIVE REMEDIES. No remedy, contained herein or otherwise conferred upon or reserved to Landlord, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given herein, now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein.

         SECTION 22.2. NO WAIVER. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Rent or other sums payable hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord. Receipt of Rent by Landlord, with knowledge of any breach of this Lease by Tenant or of any default by Tenant in the observance or performance of any of the conditions or covenants of this Lease, shall not be deemed to be a waiver of any provision of this Lease.

         SECTION 22.3. EQUITABLE RELIEF. In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

                                 ARTICLE XXIII.

                           SUBORDINATION TO MORTGAGES,

         SECTION 23.1. SUBORDINATION. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage (both sometimes referred to as "Mortgage") against the Premises or any portion thereof. This Lease and the rights of Tenant hereunder, shall automatically, and without the requirement of the execution of any further documents, be and are hereby made expressly subject and subordinate at all times to the lien of any Mortgage now or hereafter encumbering any portion of the Improvements, and to all advances made or hereafter to be made upon the security thereof. Notwithstanding the foregoing, Tenant agrees to execute and deliver such instruments subordinating this Lease to the lien of any such Mortgage as may be requested in writing by Landlord from time to time. Notwithstanding anything to the contrary contained herein, any mortgagee under a Mortgage may, by notice in writing to the Tenant, subordinate its Mortgage to this Lease.

         SECTION 23.2. MORTGAGE PROTECTION. Tenant agrees to give the holder of any Mortgage, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagee and containing a request therefor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then said mortgagee shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure). Such period of time shall be extended by any period within which such mortgagee is prevented from commencing or pursuing such foreclosure proceedings by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for said mortgagee to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the rent or shorten the term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be cancelled or surrendered, without the prior written consent, in each instance, of the mortgagee.

                                  ARTICLE XXIV.

                              INDEMNITY AND WAIVER

         SECTION 24.1. TENANT'S INDEMNITY. Tenant will protect, indemnify and save Landlord, its partners, shareholders, employees, officers, directors, agents and their respective successors and assigns harmless (if Landlord is a trustee, the term "LANDLORD" for the purposes of this Article XXIV only, shall include the trustee and all beneficiaries of the trust) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by or asserted against Landlord by reason of
(a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises or any part thereof or the adjoining properties, sidewalks, curbs, streets or ways, or resulting from an act or omission of Tenant or anyone claiming by, through or under Tenant; (b) any failure on the part of Tenant to perform or comply with any of the terms of this Lease or any other agreements affecting the Premises; (c) the use, occupation, condition, or operation of the Premises or any part thereof; or (d) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; provided such liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses are not the result of the negligence of Landlord, its employees or agents. In case any action, suit or proceeding is brought against Landlord by reason of any such occurrence. Tenant will, at Tenant's sole expense, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended.

         SECTION 24.2. WAIVER OF CLAIMS. Tenant waives all claims it may have against Landlord and Landlord's agents for damage or injury to person or property sustained by Tenant or any persons claiming through Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Premises becoming out of repair, or resulting from any accident on or about the Premises or resulting directly or indirectly from any act or neglect of any person, including Landlord to the extent permitted by law.* This Section 24.2. shall include, but not by way of limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors, or noise, or caused by bursting or leaking pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of any other person, including Landlord to the extent permitted by law, and whether such damage be caused or result from anything or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature. All Tenant's Equipment and other personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Premises shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof.

                                  ARTICLE XXV.

                                    SURRENDER

         SECTION 25.1. CONDITION. Upon the termination of this Lease whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises to Landlord, broom clean, in good order, condition and repair, reasonable wear and tear excepted. "Broom clean" means free from all debris, dirt, rubbish, personal property of Tenant, oil, grease, tire tracks or other substances, inside and outside of the Improvements and on the grounds comprising the Premises. Any damage caused by removal of Tenant from the Premises, including any damages caused by removal of tenant's equipment as herein defined, shall be repaired and paid for by Tenant prior to the expiration of the Term.

         All Alterations temporary or permanent, excluding Tenant's Equipment, in or upon the Premises placed there by Tenant, shall become Landlord's property and shall remain upon the Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant, unless Landlord requests their removal. If Landlord so requests removal of said additions, hardware, alterations or improvements and Tenant does not make such removal by the termination of this Lease, or within ten (10) days after such request, whichever is later, Landlord may remove the same and deliver the same to any other place of business of Tenant or warehouse same, and Tenant shall pay the cost of such removal, delivery and warehousing to Landlord on demand.

         SECTION 25.2. REMOVAL OF TENANT'S EQUIPMENT. Upon the termination of this Lease by lapse of time, or otherwise, Tenant may remove Tenant's Equipment provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal. If Tenant does not remove Tenant's Equipment from the Premises prior to the end of the Term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal (including the repair of any injury or damage to the Premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat tenant's equipment as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

------------------

         *Excluding acts and omissions of the Landlord, its employees, Agents, and Contractors.

         SECTION 25.3. HOLDOVER. If Tenant retains possession of the Premises or any part thereof after the termination of the Term, by lapse of time and otherwise, then Tenant shall pay to Landlord monthly rent, at double the rate payable for the month immediately preceding said holding over (including increases for additional rent which Landlord may reasonably estimate), computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that Tenant thus remains in possession, and in addition thereto, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one
(1) year, at a rental equal to one hundred twenty (120) percent of the Rent during the previous year. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right hereunder. Any such extension or renewal shall be subject to all other terms and conditions herein contained.

                                  ARTICLE XXVI.

                           COVENANT OF QUIET ENJOYMENT

         SECTION 26.1. COVENANT OF QUIET ENJOYMENT. Landlord covenants that Tenant, on paying the Rent and all other charges payable by Tenant hereunder, and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, all of which obligations of Tenant are independent of Landlord's obligations hereunder, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreement hereof free from hindrance by Landlord or any person claiming by, through or under Landlord.

                                 ARTICLE XXVII.

                                  NO RECORDING

         SECTION 27.1. NO RECORDING. This Lease shall not be recorded.

                                 ARTICLE XXVIII.

                                     NOTICES

         SECTION 28.1. NOTICES. All notices, consents, approvals to or demands upon or by Landlord or Tenant desired or required to be given under the provisions hereof, shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given if a copy thereof has been personally served, forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Tenant at Tenant's Mailing Address, or at such other address as Tenant may theretofore have furnished by written notice to Landlord. Any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given if forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord at Landlord's Mailing Address, with a copy to Mark S. Richmond, Katz Randall & Weinberg, 200 North LaSalle Street, Suite 2300, Chicago, Illinois 60601, or at such other address as Landlord may theretofore have furnished by written notice to Tenant. The effective date of such notice shall be the date of actual delivery, except that if delivery is refused, the effective date of notice shall be the date delivery is refused.

                                  ARTICLE XXIX.

                             COVENANTS RUN WITH LAND

         SECTION 29.1. COVENANTS. All of the covenants, agreements, conditions and undertakings in this Lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and shall be construed as covenants running with the Land, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

         SECTION 29.2. RELEASE OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant.

                                  ARTICLE XXX.

                              ENVIRONMENTAL MATTERS

         SECTION 30.1. HAZARDOUS MATERIALS. Tenant agrees that it will not use, handle, generate, treat, store or dispose of, or permit the use, handling, generation, treatment, storage or disposal of any Hazardous Materials (as hereinafter defined) in, on, under, around or above the Premises or the Project now or at any future time in violation of any Environmental Law (as defined herein below) ordinance or regulation and will indemnify, defend and save Landlord harmless from any and all actions, proceedings, claims, costs, expenses and losses of any kind, including, but not limited to, those arising from injury to any person, including death, damage to or loss of use or value of real or personal property, and costs of investigation and cleanup or other environmental remedial work, which may arise in connection with the existence of Hazardous Materials on the Premises occurring or caused in whole or in part by the acts or omissions of Tenant, its officers, directors, agents, employees, contractors, invitees or anyone acting by, through or under Tenant or any of them during the Term hereof. The term "Hazardous Materials," when used herein, shall include, but shall not be limited to, any substances, materials or wastes that are regulated by any local governmental authority, the state where the Premises or the Project is located, or the United States of America because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, including without limitation, above or underground storage tanks, flammables, explosives, radioactive materials, radon, petroleum and petroleum products, asbestos, urea formaldehyde foam insulation, methane, lead-based paint, polychlorinated biphenyl compounds, hydrocarbons or like substances and their additives or constituents, pesticides and toxic or hazardous substances on materials of any kind, including without limitation, substances now or hereafter defined as "hazardous substances," "hazardous materials," "toxic substances" or "hazardous wastes" in the following statutes, as amended: the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601, et seq., "CERCLA"); the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq., "HMTA"); the Toxic Substances Control Act (15 U.S.C. Section 2601, et seq. "TSCA"); the Resource Conservation and Recovery Act (42 U.S.C.
Section 6901, et seq., "RCRA"); the Clean Air Act (42 U.S.C. Section 7401 et seq., "CAA"); the Clean Water Act (33 U.S.C. Section 1251, et seq., "CWA"); the Rivers and Harbors Act, (33 U.S.C. Section 401 et seq., "RHA"); the Emergency Planning and Community Right-to-Know Act of 1986 (41 U.S.C. 11001 et seq., "EPCRA"), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. 136 to 136y, "FIFRA"); the Oil Pollution Act of 1990 (33 U.S.C. 2701 et seq., "OPA"); and the Occupational Safety and Health Act (29 U.S.C. 651 et seq., "OSHA"); and any so-called "Superlien law"; and in the regulations promulgated pursuant thereto, and any other applicable federal, state or local law, common law, code, rule, regulation, order, policy or ordinance, presently in effect or hereafter enacted, promulgated or implemented, or any other applicable governmental regulation imposing liability or standards of conduct concerning any hazardous, toxic or dangerous substances, waste or material, now or hereafter in effect (hereinafter collectively referred to as "Environmental Laws").

         SECTION 30.2. CONDUCT OF TENANT. If Tenant, with the prior written authorization of Landlord, which authorization may be granted or denied by Landlord in its sole and absolute discretion (which authorization shall not be unreasonably withheld) generates, uses, transports, stores, treats or disposes of any Hazardous Materials:

                           (a) Tenant shall, at its own cost and expense, comply with all Environmental Laws;

                           (b)      Tenant shall (i) not dispose of any
         Hazardous Materials in undesignated dumpsters or trash containers; (ii) not discharge any Hazardous Materials into drains or sewers without proper permits or otherwise in noncompliance with Environmental Laws;
         (iii) not deliberately cause or allow the release, discharge, emission or run-off of any Hazardous Materials to air, to surface waters, to the land, to ground water, whether directly or indirectly without proper permits or otherwise in noncompliance with Environmental Laws; (iv) at Tenant's own cost and expense arrange for the lawful transportation and off-site disposal of all Hazardous Materials generated by Tenant; (v) provide secondary containment around all Hazardous Materials storage containers, storage facilities and above ground storage tanks to the extent required by Environmental Laws; (vi) conduct all necessary environmental inspections, such as, but not limited to, asbestos inspections prior to any renovation or demolition, as required by 40 CFR Part 61 and provide copies of all such reports to the Landlord;
         (vii) comply with all reporting requirements under any local, state or federal ordinance, statute or regulation, such as, but not limited to, toxics inventory reporting under the Emergency Planning and Community Right-to-Know Act, the provisions under 40 CFR Part 61, or various regulations controlling the emissions into the atmosphere of volatile organic compounds and provide copies of all such reports and notifications to Landlord; (viii) use only highly skilled people to address all environmental issues associated with the leasehold, that such people and all employees of the Tenant shall receive all required training or certification under any local, state or federal law specifically mentioned or alluded to in Section 30.1 of the Lease;

                           (c) Tenant shall promptly provide Landlord with copies of all communications, permits or agreements with any governmental authority or agency (federal, state or local) or any private entity relating in any way to the violation or alleged violation of any Environmental Laws or to any violation of Tenant's obligations under subparagraph (b) above;

                           (d) Landlord and Landlord's agents and employees shall have the right to enter the Premises upon notice to Tenant and/or conduct appropriate tests for the purpose of ascertaining that Tenant complies with all applicable laws, rules or permits relating in any way to the presence of Hazardous Materials on the Premises and/or the Project; and

                           (e) Upon the written request of Landlord no more frequently than once every year, or on any other occasion in the event that Landlord has reason to believe an environmental problem exists at the Premises. Tenant shall provide Landlord the results of appropriate tests of air, water and soil to demonstrate (i) that Tenant is in compliance with all applicable laws, rules or permits relating in any way to the presence of any Hazardous Materials on the Premises or the Project and (ii) the lack of any releases, discharges or emissions.

         If the presence, release, threat of release, placement on or in the Premises and/or the Project occurs or is caused in whole or in part during the Term of this Lease, or the generation, transportation, storage, treatment, or disposal at the Premises and/or the Project occurs or is caused in whole or in part during the Term of this Lease of any Hazardous Materials gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under any environmental laws or common law theory, including, but not limited to nuisance, strict liability, negligence and trespass, Tenant shall promptly take any and all remedial and removal action necessary to clean up the Premises and/or the Project containing such Hazardous Materials and mitigate exposure to liability arising from the Hazardous Materials, whether or not required by law.

         SECTION 30.3. TENANT'S ENVIRONMENTAL INDEMNITY. Tenant does hereby indemnify, defend and hold harmless Landlord and its agents and their respective officers, directors, beneficiaries, lenders, shareholders, partners, agents and employees and their respective successors and assigns from all fines, suits, procedures, claims liabilities, damages (including consequential damages) and actions of every kind, and all costs associated therewith (including reasonable attorneys', experts' and consultants' fees and costs of testing) arising out of or in any way connected with any deposit, spill, discharge or other release of Hazardous Materials that occurs or is caused in whole or in part by the acts or omissions of Tenant, its officers, directors, agents, employees, contractors, invitees or anyone acting by, through or under Tenant or any of them during the Term of this Lease, at or from the Premises and/or the Project, or which arises at any time from (i) Tenant's failure to provide all information, make all submissions, and take all steps required by all applicable governmental authorities; (ii) any Hazardous Materials on, in, under or affecting all or any portion of the Premises and/or the Project or the groundwater as a result of the acts or omissions of Tenant, its officers, directors, agents, employees, contractors, invitees or anyone acting by, through or under Tenant or any of them that took place during the Term of this Lease; (iii) any violation by Tenant or claim of a violation by Tenant of any governmental law, statute, rule, regulation, ordinance, requirement, decree, order or judgment now or hereafter in effect relating to public health, safety, protection of the environment or any Hazardous Material; (iv) the imposition of any lien for damages caused by, or the recovery of any costs for, the remediation cleanup of Hazardous Material as a result of events that took place during the Term of this Lease; (v) costs of removal of any and all Hazardous Material from all or any portion of the Premises and/or the Project, which Hazardous Material were placed on the Premises and/or the Project by the acts or omissions of Tenant, its officers, directors, agents, employees, contractors, invitees or anyone acting by, through or under Tenant or any of them during the Term of this Lease; (vi) costs incurred to comply, in connection with all or any portion of the Premises and/or the Project, with all governmental regulations with respect to Hazardous Materials on, in, under or affecting the Premises and/or the Project, which Hazardous Materials were placed on the Premises and/or the Project by the acts or omissions of Tenant, its officers, directors, agents, employees, contractors, invitees or anyone acting by, through or under Tenant or any of them during the Term of this Lease during the Term of this Lease; or (vii) any spills, discharges, leaks, escapes, releases, dumping, transportation, storage, treatment or disposal of any Hazardous Substances which occur during the Term of this Lease, but only to the extent that such Hazardous Materials originated from or were or are located on the Premises and/or the Project. Tenant's obligations and liabilities under this Article XXX shall survive the expiration of this Lease.

         SECTION 30.4. LANDLORD'S RIGHT TO ENTER PREMISES. Landlord shall have the right and privilege (but not the obligation) to enter the Premises upon notice to Tenant to make inspections and other tests (including, but not limited to, drilling) of its condition, including, but not limited to, air, soil and groundwater sampling and other inspections for Hazardous Materials. In the event any Hazardous Materials are discovered during the inspections, Tenant shall reimburse Landlord for the cost of all inspections and tests in addition to its liability under Section 30.3.

         SECTION 30.5. TENANT'S NOTIFICATION REQUIREMENTS. Notwithstanding anything to the contrary contained in Article XXVIII of this Lease, Tenant agrees to provide immediate telephonic notification to Landlord in the event of any release of Hazardous Materials in any manner within or outside of the Premises. Tenant shall further utilize its reasonable efforts to report to Landlord any other release of Hazardous Materials within or outside of the Premises by any party other than Tenant.

                                  ARTICLE XXXI.

                                SECURITY DEPOSIT

         SECTION 31.1. SECURITY DEPOSIT. Tenant agrees to deposit with Landlord, upon the execution of this Lease, the Security Deposit as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. If Tenant defaults in respect to any of the terms, provisions, covenants and conditions of this Lease including, but not limited to, payment of all rental and other sums required to be paid by Tenant hereunder. Landlord may use, apply or retain the whole or any part of the security so deposited for the payment of such rent in default, for any sum which Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency shall have accrued before or after re-entry by Landlord. If any of the security deposit shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, on written demand therefor by Landlord, pay to Landlord such additional sums as may be necessary to restore the security deposit to the original amount set forth in the first sentence of this section. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the security deposit, or the balance thereof, shall be returned to Tenant after the following: (a) the time fixed as the expiration of the Term of this Lease; (b) the removal of Tenant from the Premises; (c) the surrender of the Premises by Tenant to Landlord in accordance with this Lease; and (d) final determination of all amounts payable by Tenant hereunder and payment of same. Except as otherwise required by law, Tenant shall not be entitled to any interest on the aforesaid security deposit. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the security deposit or the remaining balance thereof, Landlord may return the security deposit to the original Tenant, regardless of one or more assignments of this Lease.

                                 ARTICLE XXXII.

                                  MISCELLANEOUS

         SECTION 32.1. CAPTIONS. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

         SECTION 32.2. SEVERABILITY. If any covenant, agreement or condition of this Lease or the application thereof to any person, firm or corporation or to any circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         SECTION 32.3. APPLICABLE LAW. This Lease shall be construed and enforced in accordance with the laws of the state where the Premises are located.

         SECTION 32.4. AMENDMENTS IN WRITING. None of the covenants, terms or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned, except by a written instrument, duly signed, acknowledged and delivered by the other party.

         SECTION 32.5. RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

         SECTION 32.6. BROKERAGE. Tenant warrants that it has no dealings with any real estate broker or agent in connection with this lease other than Landlord's Broker and Tenant's Broker, and Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof arising out of any acts of Tenant.

         SECTION 32.7. NO ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated and additional rent shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         SECTION 32.8. JOINT EFFORT. The preparation of this Lease has been a joint effort of the parties hereto and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

         SECTION 32.9. WAIVER OF JURY TRIAL. Tenant hereby waives a jury trial in action brought by Landlord hereunder. If Landlord commences any proceeding for nonpayment of rent or any other sum due to be paid by Tenant under this Lease, Tenant hereby agrees that Tenant will not impose any counterclaim of any nature or description in any such proceeding, provided however, such agreement of Tenant shall not be construed as a waiver of the right of Tenant to assert such claim in a separate action or actions brought by Tenant.

         SECTION 32.10. TIME. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

         SECTION 32.11. LANDLORD'S CONSENT. Landlord's granting of any consent under this Lease, or Landlord's failure to object to any action taken by Tenant without Landlord's consent required under this Lease, shall not be deemed a waiver by Landlord of its rights to require such consent for any further similar act by Tenant. No waiver by Landlord of any other breach of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or to be a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. None of the Tenant's covenants under this Lease, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord.

         SECTION 32.12. NO PARTNERSHIP. Landlord is not, and shall not be deemed to be, in any way or for any purpose, the partner, employer, principal, master or agent of or with Tenant.

         SECTION 32.13. LANDLORD RIGHTS. This Lease does not grant any rights to light or air over or about the Premises. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior and structural components of the Building, all rights to the land and improvements below the improved floor level of the Building, to the improvements and air rights above the Building and to the improvements and air tights located outside the demising walls of the Building and to such areas within the Building required for installation of utility lines and other installations and to such portions of the Premises necessary to access, maintain and repair same, and no rights with respect thereto are conferred upon Tenant.

         SECTION 32.14. LANDLORD'S LIABILITY. Notwithstanding anything to the contrary herein contained, there shall be absolutely no personal liability asserted or enforceable against Landlord or on any persons, firms or entities who constitute Landlord with respect to any of the terms, covenants, conditions and provisions of this Lease, and Tenant shall, subject to the rights of any mortgagee, look solely to the interest of Landlord, its successors and assigns in the Premises for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder; such exculpation of personal liability is absolute and without any exception whatsoever. If the entity constituting Landlord is a partnership, Tenant agrees that the deficit capital account of any such partner shall not be deemed an asset or property of said partnership.

                                 ARTICLE XXXIII.

                                 RENEWAL OPTION

         SECTION 33.1. RENEWAL OPTION. Tenant shall have the option (hereinafter referred to as the "RENEWAL OPTION") to renew the Initial Term for all of the Premises as of the expiration date of the Initial Term, for three (3) additional periods of five (5) years (each of said renewals is a "RENEWAL TERM") upon the following terms and conditions:

                           A. Tenant gives Landlord written notice of its exercise of the Renewal Option at least twelve (12) months prior to the expiration of the Term.

                           B. Tenant is not in default under this Lease either on the date Tenant delivers the notice required under (1) above or at any time thereafter prior to the commencement of the Renewal Term so exercised.

                           C. Landlord shall be provided with evidence satisfactory to it of Tenant's compliance with the terms and conditions of Article XXX hereof.

                           D. All of the terms and provisions of this Lease (except this Article XXXV) shall be applicable to the Renewal Term, except that Rent for each year during the Renewal Term shall be equal to one hundred two and four tenths (102.4%) percent of the Rent for the immediately preceding year.

         SECTION 33.2. "AS IS" CONDITION. Tenant agrees to accept the Premises to be covered by this Lease during the Renewal Term in an "as is" physical condition and Tenant shall not be entitled to receive any allowance, credit, concession or payment from Landlord for the improvement thereof.

         SECTION 33.3. AMENDMENT. In the event Tenant exercises the Renewal Option, Landlord and Tenant shall mutually execute and deliver an amendment to this Lease reflecting the renewal of the Term on the terms herein provided, which amendment shall be executed and delivered promptly after the determination of Rent to be applicable to the Renewal Term as hereinabove provided.

         SECTION 33.4. TERMINATION. The Renewal Options herein granted shall automatically terminate upon the earliest to occur of (i) the expiration or termination of this Lease, (ii) the termination of Tenant's right to possession of the Premises, (iii) any assignment or subletting by Tenant, or (iv) the failure of Tenant to timely or properly exercise the Renewal Option.

         SECTION 33.5. NO COMMISSIONS. Landlord and Tenant acknowledge and agree that no real estate brokerage commission or finder's fee shall be payable by Landlord in connection with any exercise by Tenant of the Renewal Option herein contained.

                                 ARTICLE XXXIV.

                                 LANDLORD'S WORK

         SECTION 34.1. LANDLORD'S WORK. Landlord hereby agrees, at Landlord's sole cost and expense, to perform the work described in Exhibit "D", which is attached hereto and made a part hereof, to the Premises (hereinafter collectively referred to as "Landlord's Work").

         When Landlord's Work is "substantially complete" (as hereinafter defined), then Landlord shall so notify Tenant. It is acknowledged between the parties that the Premises shall be deemed substantially complete at such time as Landlord has substantially completed Landlord's Work, notwithstanding Landlord may not have completed any extra work requested by Tenant. Upon such notification, Tenant shall promptly (and not later than five (5) business days after the date of Landlord's said notice) inspect the Premises and furnish to Landlord a written statement that, with the exception of certain specified and enumerated items (hereinafter referred to as the "Punch List"), the Premises are substantially complete. At the request of Landlord, from time to time thereafter, Tenant shall, upon completion of items previously listed on a Punch List, promptly furnish to Landlord a revised Punch List acknowledging completion of said item. Landlord hereby agrees to use reasonable efforts to complete all Punch List items within thirty (30) days of the date the Premises is substantially complete, subject to extension due to delays caused by Tenant, its agents or employees or customary "force majeure" conditions.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

LANDLORD:                           CENTERPOINT PROPERTIES CORPORATION,
                                    A MARYLAND CORPORATION

                                    By: /s/ James R. Jansen
                                        ----------------------------------------
                                             Its: Vice President

                                    By: /s/ R.O. Kottka 11/15/95
                                        ----------------------------------------
                                             Its: VP / Treasurer

TENANT:                             WHEELING-PITTSBURGH STEEL CORPORATION,
                                    A DELAWARE

                                    By: /s/ Tom Patrick
                                        ----------------------------------------
                                             Its: Vice President